AS FILED WITH THE SEC ON ______________________.     REGISTRATION NO. 333-07451


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ---------------------

                       POST-EFFECTIVE AMENDMENT NO. 5 TO
                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2
                                --------------

                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (800) 778-2255
         (Address and telephone number of principal executive offices)

                             ----------------------

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                    (Name and address of agent for service)

                                   Copy to:
                               JEFFREY C. MARTIN
                                SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                             ----------------------


It is proposed that this filing will become effective (check appropriate space):

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2000 pursuant to paragraph (b) of Rule 485
             -----------
              (date)

     [_]  60 days after filing pursuant to paragraph (a) of Rule 485

     [_]  on _______________________ pursuant to paragraph (a) of Rule 485
                    (date)

                             CROSS REFERENCE SHEET
                         (AS REQUIRED BY FORM N-8B-2)

     N-8B-2 ITEM NUMBER       LOCATION
     ------------------       --------

           1.                 Cover Page

           2.                 Cover Page

           3.                 Not Applicable

           4.                 Sale of the Contract and Sales Commissions

           5.                 The Pruco Life Variable Appreciable Account

           6.                 The Pruco Life Variable Appreciable Account

           7.                 Not Applicable

           8.                 Not Applicable

           9.                 Litigation

           10. Introduction and Summary; Voting Rights; Charges and Expenses; Short-Term Cancellation Right, or "Free Look"; Type of Death Benefit; Changing the Type of Death Benefit; Contract Date; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General ConTract Provisions; Substitution of Fund Shares

           11. Introduction and Summary; The Pruco Life Variable Appreciable Account

           12.                Cover Page; Introduction and Summary; The Funds;
                              Sale of the Contract and Sales Commissions

           13. Introduction and Summary; The Funds; Charges and Expenses; Sale of the Contract and Sales Commissions

           14.                Introduction and Summary; Requirements for
                              Issuance of a Contract

     N-8B-2 ITEM NUMBER       LOCATION
     ------------------       --------

           15.                Introduction and Summary; Allocation of Premiums;
                              Transfers; Dollar Cost Averaging, Auto-
                              Rebalancing; The Fixed-Rate Option

           16. Introduction and Summary; Detailed Information for Prospective Contract Owners

           17.                When Proceeds are Paid

           18.                The Pruco Life Variable Appreciable Account

           19.                Reports to Contract Owners

           20.                Not Applicable

           21.                Contract Loans

           22.                Not Applicable

           23.                Not Applicable

           24.                Other General Contract Provisions

           25.                Pruco Life Insurance Company

           26.                Introduction and Summary; The Funds; Charges and
                              Expenses

           27.                Pruco Life Insurance Company; The Funds

           28.                Pruco Life Insurance Company; Directors and
                              Officers

           29.                Pruco Life Insurance Company

           30.                Not Applicable

           31.                Not Applicable

           32.                Not Applicable

           33.                Not Applicable

           34.                Not Applicable

           35.                Pruco Life Insurance Company

           36.                Not Applicable

           37.                Not Applicable

     N-8B-2 ITEM NUMBER       LOCATION
     ------------------       --------

           38.                Sale of the Contract and Sales Commissions

           39.                Sale of the Contract and Sales Commissions

           40.                Not Applicable

           41.                Sale of the Contract and Sales Commissions

           42.                Not Applicable

           43.                Not Applicable

           44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary

           45.                Not Applicable

           46. Introduction and Summary; The Pruco Life Variable Appreciable Account; The Funds

           47.                The Pruco Life Variable Appreciable Account; The
                              Funds

           48.                Not Applicable

           49.                Not Applicable

           50.                Not Applicable

           51.                Not Applicable

           52.                Substitution of Fund Shares

           53.                Tax Treatment of Contract Benefits

           54.                Not Applicable

           55.                Not Applicable

           56.                Not Applicable

           57.                Not Applicable

           58.                Not Applicable

           59. Financial Statements; Financial Statements of the Variable Universal Life Subaccounts of Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                    PART I

                      INFORMATION REQUIRED IN PROSPECTUS

                             VARIABLE UNIVERSAL LIFE

                                    INSURANCE

                                   PROSPECTUS

                                   PRUCO LIFE

                          VARIABLE APPRECIABLE ACCOUNT

                                   MAY 1, 2000

                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 2000

PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE

This prospectus describes an individual flexible premium variable universal life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life," "us," "we," or "our"). The Contract provides life insurance coverage with flexible premium payments.

INVESTMENT CHOICES:

Variable Universal Life offers a wide variety of investment choices, including 15 variable investment options that invest in mutual funds managed by these leading asset managers:



 .    THE PRUDENTIAL INVESTMENT CORPORATION
 .    A I M ADVISORS, INC.
 .    AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
 .    JANUS CAPITAL CORPORATION
 .    MASSACHUSETTS FINANCIAL SERVICES COMPANY
 .    ROWE PRICE-FLEMING INTERNATIONAL, INC.

For a complete list of the 15 available variable investment options and their investment objectives, see THE FUNDS, page 7.

You may also choose to invest your Contract's premiums and its earnings in the fixed-rate option which pays a guaranteed interest rate. See THE FIXED-RATE OPTION, page 9.

This prospectus describes the Contract generally and the Pruco Life Variable Appreciable Account (the "Account"). The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACT MAY BE PURCHASED THROUGH REGISTERED REPRESENTATIVES LOCATED IN BANKS AND OTHER FINANCIAL INSTITUTIONS. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY AND MAY LOSE VALUE. AN INVESTMENT IS ALSO NOT A CONDITION TO THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY. THE PARTICIPATING BANK IS NOT A REGISTERED BROKER-DEALER AND IS NOT AFFILIATED WITH PRUCO SECURITIES CORPORATION.

                         PRUCO LIFE INSURANCE COMPANY
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                           Telephone: (800) 778-2255

                                                        PROSPECTUS CONTENTS
                                                                                                                         PAGE
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS....................................................................    1

INTRODUCTION AND SUMMARY................................................................................................    2
   BRIEF DESCRIPTION OF THE CONTRACT....................................................................................    2
   CHARGES..............................................................................................................    2
   TYPES OF DEATH BENEFIT...............................................................................................    4
   PREMIUM PAYMENTS.....................................................................................................    5
   REFUND...............................................................................................................    5

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT........................................................................     6
   PRUCO LIFE INSURANCE COMPANY.........................................................................................    6
   THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT..........................................................................    6
   THE FUNDS............................................................................................................    7
   VOTING RIGHTS........................................................................................................    9
   THE FIXED-RATE OPTION................................................................................................    9
   WHICH INVESTMENT OPTION SHOULD BE SELECTED?..........................................................................   10

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................................   10
   CHARGES AND EXPENSES.................................................................................................   10
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT..............................................................................   14
   SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK".........................................................................   14
   TYPE OF DEATH BENEFIT................................................................................................   14
   CHANGING THE TYPE OF DEATH BENEFIT...................................................................................   15
   CONTRACT DATE........................................................................................................   15
   PREMIUMS.............................................................................................................   16
   ALLOCATION OF PREMIUMS...............................................................................................   16
   DEATH BENEFIT GUARANTEE..............................................................................................   17
   TRANSFERS............................................................................................................   18
   DOLLAR COST AVERAGING................................................................................................   19
   AUTO-REBALANCING.....................................................................................................   19
   HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY......................................................................   19
   HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY..............................................................   20
   HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY...........................................................   21
   SURRENDER OF A CONTRACT..............................................................................................   21
   WITHDRAWALS..........................................................................................................   22
   INCREASES IN BASIC INSURANCE AMOUNT..................................................................................   22
   DECREASES IN BASIC INSURANCE AMOUNT..................................................................................   23
   WHEN PROCEEDS ARE PAID...............................................................................................   23
   LIVING NEEDS BENEFIT.................................................................................................   24
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.....................................   25
   CONTRACT LOANS.......................................................................................................   26
   SALE OF THE CONTRACT AND SALES COMMISSIONS...........................................................................   27
   TAX TREATMENT OF CONTRACT BENEFITS...................................................................................   27
   LAPSE AND REINSTATEMENT..............................................................................................   29
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS..................................................   29
   OTHER GENERAL CONTRACT PROVISIONS....................................................................................   29
   RIDERS...............................................................................................................   30
   SUBSTITUTION OF FUND SHARES..........................................................................................   30
   REPORTS TO CONTRACT OWNERS...........................................................................................   30
   STATE REGULATION.....................................................................................................   30
   EXPERTS..............................................................................................................   31
   LITIGATION..........................................................................................................    31

   ADDITIONAL INFORMATION..............................................................................................    34
   FINANCIAL STATEMENTS................................................................................................    34

DIRECTORS AND OFFICERS.................................................................................................    35

FINANCIAL STATEMENTS OF THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT...........................................................................................    A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES.....................................    B1

             DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS


ACCUMULATED NET PAYMENTS -- The actual premium payments you make accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

ATTAINED AGE -- The insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge. Also referred to in the Contract as "Net Cash Value."

CONTRACT -- The variable universal life insurance policy described in this prospectus.

CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT -- The principal amount of all outstanding loans plus any interest accrued thereon.

CONTRACT FUND -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

CONTRACT OWNER -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase (see page
22), "Contract year" is a year that starts on the effective date of the increase.

DEATH BENEFIT -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.



FIXED-RATE OPTION -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

FUNDS -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

LIFETIME DEATH BENEFIT GUARANTEE PERIOD -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. Lifetime Death Benefit Guarantee not available in Massachusetts. See DEATH BENEFIT GUARANTEE, page 17.

LIMITED DEATH BENEFIT GUARANTEE PERIOD -- A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page 17. The period applicable to your Contract is shown on the Contract data pages.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

PRUCO LIFE INSURANCE COMPANY -- Us, we, our, Pruco Life. The company offering the Contract.



SEPARATE ACCOUNT -- Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Pruco Life Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.


VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


VARIABLE INVESTMENT OPTIONS -- the 15 mutual funds available under this Contract, whose shares are held in the separate account.

YOU -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.



BRIEF DESCRIPTION OF THE CONTRACT

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart below describes how the value of your Contract Fund changes.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 15 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 10. If you select the fixed-rate option, Pruco Life credits your account with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans will negate any guarantee against lapse and may result in adverse tax consequences. See DEATH BENEFIT GUARANTEE, page 17, and TAX TREATMENT OF CONTRACT BENEFITS, page 27.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.

The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 10.

                          ----------------------------
                                PREMIUM PAYMENT
                          ----------------------------
                   --------------------------------------------

                    .    less a charge of up to 7.5% of the
                         premiums paid for taxes attributable
                         to premiums.
                    .    less a charge for sales expenses of
                         up to 4% of the premiums paid.
                   --------------------------------------------
              ----------------------------------------------------
                            INVESTED PREMIUM AMOUNT

               To be invested in one or a combination of:
                    .    15 investment portfolios of the Funds
                    .    The fixed-rate option
              ----------------------------------------------------
          ------------------------------------------------------------
                                 CONTRACT FUND

           On the Contract Date, the Contract Fund is equal to the
           invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
          ------------------------------------------------------------
     ----------------------------------------------------------------------
                   PRUCO LIFE ADJUSTS THE CONTRACT FUND FOR:

     .    Addition of any new invested premium amounts.
     . Addition of any increase due to investment results of the chosen variable investment options.
     . Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
     . Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See CONTRACT LOANS, page 26.)

     . Subtraction of any decrease due to investment results of the chosen variable investment options.
     .    Subtraction of any amount withdrawn.
     .    Subtraction of the charges listed below, as applicable.
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                 DAILY CHARGES

     . Management fees and expenses are deducted from the Fund assets. See UNDERLYING PORTFOLIO EXPENSES chart, below.

     . We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the assets in the variable investment options.
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                MONTHLY CHARGES

     .    We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.07 per $1,000 ($10 plus $0.08 per $1,000 in
          Massachusetts) of the basic insurance amount; after the first Contract year, the $0.07 per $1,000 ($0.08 per $1,000 in
          Massachusetts) portion of the charge is reduced to $0.01 per $1,000 ($0.02 per $1,000 in Massachusetts) of the basic insurance amount.
     .    We deduct a cost of insurance ("COI") charge.
     . We reduce the Contract Fund by a Death Benefit Guarantee risk charge of $0.01 per $1,000 of the basic insurance amount (not applicable in Massachusetts).
     . If the Contract includes riders, we deduct rider charges from the Contract Fund.
     . If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

                          POSSIBLE ADDITIONAL CHARGES

     . During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the lesser of the target level premium or the actual premiums paid (see PREMIUMS, page 16) for the Contract. The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year. For insureds age 77 or over at issue, the maximum charge will be a lesser percentage of the target level premium for the Contract or the actual premiums paid.
     . During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses, is surrendered or the basic insurance amount is decreased
          (including as a result of a withdrawal or a death benefit type change). This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.
     .    We assess an administrative charge of up to $25 for any
          withdrawals.
     . We may assess an administrative charge of up to $25 for any change in basic insurance amount.
     .    We assess an administrative charge of up to $25 for each
          transfer exceeding 12 in any Contract year.
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                         UNDERLYING PORTFOLIO EXPENSES

---------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL
                 PORTFOLIO                      INVESTMENT        OTHER          CONTRACTUAL     TOTAL ACTUAL
                                               ADVISORY FEE      EXPENSES          EXPENSES       EXPENSES*
---------------------------------------------------------------------------------------------------------------
SERIES FUND
  Money Market                                     0.40%           0.02%           0.42%           0.42%
  Diversified Bond                                 0.40%           0.03%           0.43%           0.43%
  Conservative Balanced                            0.55%           0.02%           0.57%           0.57%
  Flexible Managed                                 0.60%           0.02%           0.62%           0.62%
  High Yield Bond                                  0.55%           0.05%           0.60%           0.60%
  Stock Index                                      0.35%           0.04%           0.39%           0.39%
  Equity Income                                    0.40%           0.02%           0.42%           0.42%
  Equity                                           0.45%           0.02%           0.47%           0.47%
  Prudential Jennison                              0.60%           0.03%           0.63%           0.63%
  Global                                           0.75%           0.09%           0.84%           0.84%
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Value Fund                              0.61%           0.15%           0.76%           0.76%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (1)
  VP Value Fund                                    1.00%           0.00%           1.00%           1.00%
JANUS ASPEN SERIES (2)
  Growth Portfolio                                 0.65%           0.02%           0.67%           0.67%
MFS(R) VARIABLE INSURANCE TRUST(SM) (3)
  Emerging Growth Series                           0.75%           0.09%           0.84%           0.84%
T. ROWE PRICE INTERNATIONAL SERIES, INC. (1)
  International Stock Portfolio                    1.05%           0.00%           1.05%           1.05%
---------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------------------------

(1) AMERICAN CENTURY VARIABLE PORTFOLIOS, INC./ T. ROWE PRICE INTERNATIONAL SERIES, INC.
     The Investment Advisory Fee includes the ordinary expenses of operating the Fund.
(2)  JANUS ASPEN SERIES
     The table reflects expenses based on expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.
(3)  MFS(R) VARIABLE INSURANCE TRUST(SM)
     An expense offset arrangement with the Fund's custodian resulted in a reduction in Other Expenses by 0.01%.

TYPES OF DEATH BENEFIT

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is inforce, the death benefit will never be less than the basic insurance amount shown in your Contract. See TYPES OF DEATH BENEFIT, page 14.

PREMIUM PAYMENTS

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain inforce if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. In Massachusetts, only one death benefit guarantee is available. The length of this death benefit guarantee is generally five Contract years, however, for some Contracts, it may be shorter. See PREMIUMS, page 16, DEATH BENEFIT GUARANTEE, page 17 and LAPSE AND REINSTATEMENT, page 29.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See PREMIUMS, page 16.

REFUND

For a limited time, you may return your Contract for a refund in accordance with the terms of its "Free-Look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK," page 14.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE FUNDS.

           GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,
                 THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT,
       AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.



Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

We have established a separate account, the Pruco Life Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 15 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your Contract as the subaccount. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

THE FUNDS

Listed below are the mutual funds (the "Funds") in which the variable investment options invest, the investment objectives, and investment advisers.

EACH FUND HAS A SEPARATE PROSPECTUS THAT IS PROVIDED WITH THIS PROSPECTUS. YOU SHOULD READ THE FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE ASSETS TO THE VARIABLE INVESTMENT OPTION USING THAT FUND. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS WILL BE MET.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND"):

 .    MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

 .    DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

 .    CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 .    FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 .    HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return.
     The Portfolio invests primarily in high yield/high risk debt securities.

 .    STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index (the "S&P 500").

 .    EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 or the NYSE Composite Index.

 .    EQUITY PORTFOLIO: The investment objective is capital appreciation. The
     Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

 .    PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

 .    GLOBAL PORTFOLIO: The investment objective is long-term growth of capital.
     The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS:

 .    AIM V.I. VALUE FUND. Seeks to achieve long-term growth of capital. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

 .    AMERICAN CENTURY VP VALUE FUND. Seeks long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The principal underwriter of the Fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

JANUS ASPEN SERIES:

 .    GROWTH PORTFOLIO.  Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R) VARIABLE INSURANCE TRUST(SM):

 .    EMERGING GROWTH SERIES.  Seeks to provide long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. ROWE PRICE INTERNATIONAL SERIES, INC.:

 .    INTERNATIONAL STOCK PORTFOLIO. Seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S.
     companies.

Rowe Price-Fleming International, Inc. is the investment manager for this fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.



The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under DEDUCTIONS FROM PORTFOLIOS in the CHARGES AND EXPENSES section, see page 10, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     (1)  changes in state insurance law;
     (2)  changes in federal income tax law;
     (3)  changes in the investment management of any portfolio of the Funds; or
     (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Pruco Life may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.

VOTING RIGHTS

We are the legal owner of the shares in the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates:

     (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year;
     (2) a new crediting rate will apply to that money until the first day of the same month in the next year;
     (3) a new declared crediting rate will apply to that money for the remainder of that calendar year;
     (4) a new crediting rate will be declared each year for that money and it will remain in effect for the entire calendar year.

Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits, see TRANSFERS, page 18. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 23.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Global, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series, or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                           DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See CONTRACT LOANS, page 26. Most charges, although not all, are made by reducing the Contract
Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS

(a) We charge up to 7.5% for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5%. The rate applies uniformly to all policyholders without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1999, 1998, and 1997, Pruco Life deducted a total of approximately $17,466,000, $10,924,000 and $1,001,000, respectively, in taxes attributable to premiums.

(b) We charge up to 4% for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

      Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see PREMIUMS, page 16) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $884 and the Contract owner would like to pay 10 target premiums. If the Contract owner paid $1,768 (two times the amount of the target premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $176.80. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 22.

      Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page 17. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. During 1999, 1998, and 1997, Pruco Life received a total of approximately $4,458,000, $2,268,000, and $595,000, respectively, in sales charges.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Series Fund Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 1999, expressed as a percentage of the average assets during the year, are shown below:

                            TOTAL PORTFOLIO EXPENSES


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                                                                                         TOTAL
                  PORTFOLIO                    INVESTMENT ADVISORY   OTHER EXPENSES   CONTRACTUAL     TOTAL ACTUAL
                                                       FEE                             EXPENSES        EXPENSES*
---------------------------------------------------------------------------------------------------------------------
SERIES FUND
  Money Market                                        0.40%              0.02%           0.42%           0.42%
  Diversified Bond                                    0.40%              0.03%           0.43%           0.43%
  Conservative Balanced                               0.55%              0.02%           0.57%           0.57%
  Flexible Managed                                    0.60%              0.02%           0.62%           0.62%
  High Yield Bond                                     0.55%              0.05%           0.60%           0.60%
  Stock Index                                         0.35%              0.04%           0.39%           0.39%
  Equity Income                                       0.40%              0.02%           0.42%           0.42%
  Equity                                              0.45%              0.02%           0.47%           0.47%
  Prudential Jennison                                 0.60%              0.03%           0.63%           0.63%
  Global                                              0.75%              0.09%           0.84%           0.84%
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Value Fund                                 0.61%              0.15%           0.76%           0.76%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (1)        1.00%              0.00%           1.00%           1.00%
  VP Value Fund
JANUS ASPEN SERIES (2)                                0.65%              0.02%           0.67%           0.67%
  Growth Portfolio
MFS(R)VARIABLE INSURANCE TRUST(SM) (3)                0.75%              0.09%           0.84%           0.84%
  Emerging Growth Series
T. ROWE PRICE INTERNATIONAL SERIES, INC. (1)          1.05%              0.00%           1.05%           1.05%
  International Stock Portfolio
---------------------------------------------------------------------------------------------------------------------
* Reflects fee waivers and reimbursement of expenses, if any.
---------------------------------------------------------------------------------------------------------------------

(1) AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. / T. ROWE PRICE INTERNATIONAL SERIES, INC.
     The Investment Advisory Fee includes the ordinary expenses of operating the Fund.

(2)  JANUS ASPEN SERIES
     The table reflects expenses based on expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.

(3)  MFS(R)VARIABLE INSURANCE TRUST(SM)
     An expense offset arrangement with the Fund's custodian resulted in a reduction in Other Expenses by 0.01%.

THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUCO LIFE BY THE FUNDS. PRUCO LIFE HAS NOT INDEPENDENTLY VERIFIED THEM.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we charge 0.6%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. During 1999, 1998, and 1997, Pruco Life received a total of approximately $3,352,000, $1,150,000, and $40,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM THE CONTRACT FUND

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 ($10 per Contract plus $0.08 per $1,000 in Massachusetts) of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 ($5 per Contract plus $0.02 per $1,000 in Massachusetts) of basic insurance amount in all subsequent years. Pruco Life reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 ($10 per Contract plus $0.08 per $1,000 in Massachusetts) of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 ($10 per Contract plus $0.02 per $1,000 in Massachusetts) of basic insurance amount in all subsequent years.

     For example, a Contract with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $7 for a total of $17 ($10 plus $8 for a total of $18 in Massachusetts) per month for the first Contract year and $5 plus $1 for a total of $6 ($5 plus $2 for a total of $7 in Massachusetts) per month in all later years. The maximum charge for this same Contract would be $10 plus $7 for a total of $17 ($10 plus $8 for a total of $18 in Massachusetts) per month during the first Contract year. In later years, the maximum charge would be $10 plus $1 for a total of $11 ($10 plus $2 for a total of $12 in Massachusetts) per month. During 1999, 1998 and 1997, Pruco Life received a total of approximately $6,294,000, $1,993,000, and $324,000, respectively, in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 22.

(c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Pruco Life for the risk we assume by providing the Death Benefit Guarantee feature (not applicable in Massachusetts). See DEATH BENEFIT GUARANTEE, page 17. During 1999, 1998 and 1997, Pruco Life received a total of approximately $1,314,000, $844,000, and $135,000, respectively, for this risk charge.

(d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

(e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

     The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See DEDUCTIONS FROM PREMIUMS, page 10. Pruco Life periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

SURRENDER CHARGES

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. For issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of: (a) the target level premium for the Contract; and (b) the actual premiums paid (see PREMIUMS, page 16). The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-
     85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year.

(b) If during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will be reduced monthly at a constant rate until it reaches zero at the end of the 10th year.

We will show a surrender charge threshold amount in the Contract data pages. This threshold amount is the lowest basic insurance amount since issue. If during the first 10 Contract years, the basic insurance amount is decreased [including as a result of a withdrawal or a change in type of death benefit from Type A (fixed) to Type B (variable)], and the new basic insurance amount is below the threshold, we will deduct a percentage of the surrender charge. The percentage will be the amount by which the new basic insurance amount is less than the threshold, divided by the threshold. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. During 1999, 1998, and 1997, Pruco Life received a total of approximately $1,519,000, $123,000 and $3,000, respectively, from surrendered or lapsed Contracts.

TRANSACTION CHARGES

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We currently charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81. Currently, the minimum basic insurance amount that can be applied for is $100,000. Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

TYPES OF DEATH BENEFIT

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page
19.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 19 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 21. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 22.

CHANGING THE TYPE OF DEATH BENEFIT

You may change the type of death benefit on or after the first Contract anniversary and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                                    ------------------------------------------ ------------------------------------------
                                         CHANGING THE DEATH BENEFIT FROM            CHANGING THE DEATH BENEFIT FROM
                                                 TYPE A(-)TYPE B                            TYPE B(-)TYPE A
                                                 (FIXED) (VARIABLE)                       (VARIABLE) (FIXED)
----------------------------------- ------------------------------------------ ------------------------------------------
      BASIC INSURANCE AMOUNT                   $300,000-$250,000                        $250,000-$300,000

          CONTRACT FUND                         $50,000-$50,000                          $50,000-$50,000

          DEATH BENEFIT                        $300,000-$300,000                        $300,000-$300,000
----------------------------------- ------------------------------------------ ------------------------------------------

Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 10.

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 20 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 21. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

The Contract has several types of "premiums" which are described below. Understanding them will help you understand how the Contract works.

      MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

      GUIDELINE PREMIUMS (not applicable in Massachusetts) -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the guideline premium.

      TARGET PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the target premium.

      TARGET LEVEL PREMIUM -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the contingent deferred sales charges. See CHARGES AND EXPENSES, page 10.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain inforce if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.

When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

ALLOCATION OF PREMIUMS

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the variable investment options and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page
10.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See CONTRACT LOANS, page 26. You should consider the importance of the Death Benefit Guarantee to you when deciding what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of values -- the Lifetime Death Benefit Guarantee Values (not applicable in Massachusetts) and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex (except where unisex rates apply), smoker/non-smoker status, death benefit type and extra rating class, if any. In Massachusetts, the length of the Limited Death Benefit Guarantee period is generally five years. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of shorter duration.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date (not applicable in Massachusetts). If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept inforce, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 16. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

------------------------------------------------------------------------------------------------------------------
                                        BASIC INSURANCE AMOUNT -- $100,000
                                           ILLUSTRATIVE ANNUAL PREMIUMS
------------------------------------------------------------------------------------------------------------------
AGE OF INSURED AT     TYPE OF DEATH    GUIDELINE PREMIUM CORRESPONDING TO   TARGET PREMIUM CORRESPONDING TO THE
      ISSUE          BENEFIT CHOSEN        THE LIFETIME DEATH BENEFIT         LIMITED DEATH BENEFIT GUARANTEE
                                                GUARANTEE VALUES*              VALUES AND NUMBER OF YEARS OF
                                                                                         GUARANTEE
------------------------------------------------------------------------------------------------------------------
        35         Type A (fixed)                  $   1,494                        $   884 for 35 years**
        35         Type B (variable)               $   4,896                        $   884 for 33 years**
        45         Type A (fixed)                  $   2,266                        $ 1,272 for 25 years**
        45         Type B (variable)               $   6,940                        $ 1,272 for 23 years**
        55         Type A (fixed)                  $   3,640                        $ 2,389 for 20 years**
        55         Type B (variable)               $  10,324                        $ 2,389 for 18 years**
------------------------------------------------------------------------------------------------------------------
* not applicable in Massachusetts
** for 5 years in Massachusetts
------------------------------------------------------------------------------------------------------------------

You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period (not applicable in Massachusetts). In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

TRANSFERS

You may, up to 12 times each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 29), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

DOLLAR COST AVERAGING

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.



HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See CONTRACT LOANS, page 26. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page
10. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 (M1 through M4 in Massachusetts) of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see Premiums, page 16), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums, page 25.

HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY

As described earlier, there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See CONTRACT LOANS, page 26. If the Contract is kept inforce for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

(1) the basic insurance amount; and

(2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.


A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $100,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35.

                                           TYPE A (FIXED) DEATH BENEFIT
-------------------------------------------------------------------------------------------------------------------------------
                    IF                                                             THEN
===============================================================================================================================
 THE INSURED IS AGE     AND THE CONTRACT      THE ATTAINED AGE    THE CONTRACT FUND MULTIPLIED BY THE   AND THE DEATH BENEFIT
                             FUND IS             FACTOR IS               ATTAINED AGE FACTOR IS                   IS
-------------------------------------------------------------------------------------------------------------------------------
         40                  $ 10,000               3.64                        $  36,400                     $ 100,000
         40                  $ 30,000               3.64                        $ 109,200                     $ 109,200*
         40                  $ 50,000               3.64                        $ 182,000                     $ 182,000*
-------------------------------------------------------------------------------------------------------------------------------
         60                  $ 30,000               1.96                        $  58,800                     $ 100,000
         60                  $ 50,000               1.96                        $  98,000                     $ 100,000
         60                  $ 70,000               1.96                        $ 137,200                     $ 137,200*
-------------------------------------------------------------------------------------------------------------------------------
         80                  $ 50,000               1.28                        $  64,000                     $ 100,000
         80                  $ 80,000               1.28                        $ 102,400                     $ 102,400*
         80                  $ 90,000               1.28                        $ 115,200                     $ 115,200*
-------------------------------------------------------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
-------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $70,000, the death benefit will be $137,200, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Type B (variable) Contract, while the Contract is inforce, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

               (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

               (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $100,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35.

                                         TYPE B (VARIABLE) DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                    IF                                                             THEN
==============================================================================================================================
 THE INSURED IS AGE      AND THE CONTRACT      THE ATTAINED AGE      THE CONTRACT FUND MULTIPLIED BY        AND THE DEATH
                             FUND IS              FACTOR IS            THE ATTAINED AGE FACTOR IS            BENEFIT IS
------------------------------------------------------------------------------------------------------------------------------
         40                  $ 10,000                3.64                       $  36,400                     $ 110,000
         40                  $ 30,000                3.64                       $ 109,200                     $ 130,000
         40                  $ 50,000                3.64                       $ 182,000                     $ 182,000*
------------------------------------------------------------------------------------------------------------------------------
         60                  $ 30,000                1.96                       $  58,800                    $ 130,000
         60                  $ 50,000                1.96                       $  98,800                    $ 150,000
         60                  $ 70,000                1.96                       $ 137,200                    $ 170,000
------------------------------------------------------------------------------------------------------------------------------
         80                  $ 50,000                1.28                       $  64,000                    $ 150,000
         80                  $ 80,000                1.28                       $ 102,400                    $ 180,000
         80                  $ 90,000                1.28                       $ 115,200                    $ 190,000
------------------------------------------------------------------------------------------------------------------------------
* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $50,000, the death benefit will be $182,000, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the withdrawal charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 10. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept inforce under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 17.

INCREASES IN BASIC INSURANCE AMOUNT

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met:

     (1)  you must ask for the change in a form that meets Pruco Life's needs;

     (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under CONTRACT LIMITATIONS in your Contract data pages;
     (3)  you must prove to us that the insured is insurable for any increase;
     (4)  the Contract must not be in default;
     (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and
     (6)  if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

For sales load purposes, the target premium is calculated separately for each basic insurance amount segment. The target premium for each segment also includes the premium for extra insurance charges associated to that segment. When premiums are paid, each payment is allocated to each basic insurance amount segment based on the proportion of the target premium in each segment to the total target premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of Contract year for an increase in basic insurance amount in DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply); smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole contract (the death benefit minus the Contract Fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 20 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 21.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See SHORT-TERM CANCELLATION RIGHT or "FREE-LOOK", page 14. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

DECREASES IN BASIC INSURANCE AMOUNT


As explained earlier, you may make a withdrawal (see WITHDRAWALS, page 22). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under CONTRACT LIMITATIONS in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. If the basic insurance amount is decreased to an amount less than the lowest basic insurance amount since issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 10. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

WHEN PROCEEDS ARE PAID


Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT(SM) to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following six tables (pages T1 through T6; M1 through M6 in Massachusetts) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All six tables assume the following:

 .    a Contract with a basic insurance amount of $100,000 bought by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 .    the target premium amount (see PREMIUMS, page 16) is paid on each Contract anniversary and no loans are taken.

 .    the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1; M1 in Massachusetts) assumes a Type A (fixed) Contract has been purchased and the second table (page T2; M2 in Massachusetts) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4; M3 and M4 in Massachusetts) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 10.


Under the Type B (variable) Contract the death benefit changes to reflect investment returns. Under the Type A (fixed) Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See TYPES OF DEATH BENEFIT, page 14.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following illustrations (pages T1 through T4; M1 through M4 in Massachusetts) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.65%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.25%, 2.75%, 6.75% and 10.75%, respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.55%, 2.45%, 6.45% and 10.45%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.65% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.



If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                                                       Death Benefit (1)
                                            --------------------------------------------------------------
                                                             Assuming Hypothetical Gross (and Net)
                        Premiums                                   Annual Investment Return of
      End of           Accumulated          --------------------------------------------------------------
      Policy              at 4%              0% Gross          4% Gross           8% Gross        12% Gross
       Year             Per Year            (-1.25 Net)       (2.75 Net)         (6.75 Net)      (10.75% Net)
      ------           -----------          -----------       -----------       -----------      ------------
         1             $    919                $100,000          $100,000         $100,000        $  100,000
         2             $  1,875                $100,000          $100,000         $100,000        $  100,000
         3             $  2,870                $100,000          $100,000         $100,000        $  100,000
         4             $  3,904                $100,000          $100,000         $100,000        $  100,000
         5             $  4,980                $100,000          $100,000         $100,000        $  100,000
         6             $  6,098                $100,000          $100,000         $100,000        $  100,000
         7             $  7,261                $100,000          $100,000         $100,000        $  100,000
         8             $  8,471                $100,000          $100,000         $100,000        $  100,000
         9             $  9,729                $100,000          $100,000         $100,000        $  100,000
        10             $ 11,038                $100,000          $100,000         $100,000        $  100,000
        15             $ 18,409                $100,000          $100,000         $100,000        $  100,000
        20             $ 27,377                $100,000          $100,000         $100,000        $  100,000
        25             $ 38,288                $100,000          $100,000         $100,000        $  134,273
        30             $ 51,562                $100,000          $100,000         $100,000        $  199,145
        35             $ 67,713                $100,000          $100,000         $111,882        $  293,828
        40             $ 87,363                $100,000          $100,000         $139,400        $  427,548
        45             $111,270                $      0(2)       $100,000         $174,115        $  627,455
        50             $140,356                $      0          $      0(2)      $217,119        $  923,626
        55             $175,744                $      0          $      0         $269,270        $1,357,076
        60             $218,799                $      0          $      0         $331,377        $1,984,121
        65             $271,182                $      0          $      0         $410,758        $2,928,580


                                            Cash Surrender Value (1)
                          ------------------------------------------------------------
                                         Assuming Hypothetical Gross (and Net)
                                           Annual Investment Return of
                         -------------------------------------------------------------
      End of
      Policy             0% Gross            4% Gross         8% Gross        12% Gross
       Year             (-1.25 Net)         (2.75 Net)       (6.75 Net)     (10.75% Net)
      ------            -----------         ---------        ---------      -----------
         1                  $     0          $     0          $      0(2)    $        0(2)
         2                  $   270          $   341          $    413       $      488
         3                  $   823          $   963          $  1,111       $    1,267
         4                  $ 1,366          $ 1,599          $  1,852       $    2,127
         5                  $ 1,898          $ 2,249          $  2,641       $    3,076
         6                  $ 2,418          $ 2,912          $  3,477       $    4,122
         7                  $ 3,108          $ 3,770          $  4,547       $    5,458
         8                  $ 3,784          $ 4,638          $  5,669       $    6,912
         9                  $ 4,445          $ 5,518          $  6,847       $    8,495
        10                  $ 5,089          $ 6,405          $  8,083       $   10,219
        15                  $ 7,103          $10,025          $ 14,315       $   20,628
        20                  $ 8,812          $13,999          $ 22,830       $   37,960
        25                  $10,088          $18,272          $ 34,504       $   66,803
        30                  $10,096          $22,081          $ 50,066       $  113,151
        35                  $ 8,270          $24,904          $ 71,262       $  187,151
        40                  $ 2,503          $24,887          $ 98,866       $  303,226
        45                  $     0(2)       $18,831          $133,935       $  482,658
        50                  $     0          $     0(2)       $177,966       $  757,070
        55                  $     0          $     0          $232,129       $1,169,894
        60                  $     0          $     0          $298,538       $1,787,497
        65                  $     0          $     0          $391,198       $2,789,123

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 42. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 50. Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      T1

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                        USING CURRENT CONTRACTUAL CHARGES


                                            Death Benefit (1)                                 Cash Surrender Value (1)
                            --------------------------------------------------    --------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                 Premiums              Annual Investment Return of                          Annual Investment Return of
      End of    Accumulated --------------------------------------------------    --------------------------------------------------
     Policy       at 4%      0% Gross     4% Gross     8% Gross     12% Gross       0% Gross    4% Gross    8% Gross    12% Gross
      Year      Per Year    (1.25 Net)    (2.75 Net)  (6.75 Net)   (10.75% Net)    (-1.25 Net)  (2.75 Net)  (6.75 Net) (10.75% Net)
    ------     --------      --------     ---------   ---------    -----------     ----------   ---------   ---------  -------------
       1      $    919      $100,437     $100,462     $100,487     $  100,511      $    0       $     0           0    $        0(2)
       2      $  1,875      $100,997     $101,068     $101,140     $  101,214      $  268       $   338         410    $      485
       3      $  2,870      $101,547     $101,687     $101,834     $  101,990      $  818       $   957       1,104    $    1,260
       4      $  3,904      $102,087     $102,319     $102,571     $  102,844      $1,357       $ 1,589       1,841    $    2,114
       5      $  4,980      $102,614     $102,964     $103,353     $  103,785      $1,884       $ 2,234       2,623    $    3,055
       6      $  6,098      $103,129     $103,620     $104,180     $  104,821      $2,399       $ 2,890       3,451    $    4,091
       7      $  7,261      $103,630     $104,286     $105,056     $  105,959      $3,082       $ 3,738       4,509    $    5,412
       8      $  8,471      $104,115     $104,961     $105,982     $  107,211      $3,750       $ 4,596       5,617    $    6,846
       9      $  9,729      $104,585     $105,645     $106,959     $  108,586      $4,402       $ 5,462       6,777    $    8,404
      10      $ 11,038      $105,035     $106,334     $107,989     $  110,096      $5,035       $ 6,334       7,989    $   10,096
      15      $ 18,409      $106,968     $109,821     $114,008     $  120,164      $6,968       $ 9,821      14,008    $   20,164
      20      $ 27,377      $108,558     $113,560     $122,064     $  136,615      $8,558       $13,560      22,064    $   36,615
      25      $ 38,288      $109,660     $117,422     $132,781     $  163,544      $9,660       $17,422      32,781    $   63,544
      30      $ 51,562      $109,349     $120,369     $146,020     $  206,641      $9,349       $20,369      46,020    $  106,641
      35      $ 67,713      $107,057     $121,554     $161,979     $  276,072      $7,057       $21,554      61,979    $  175,842
      40      $ 87,363      $100,802     $118,417     $179,189     $  402,028      $  802       $18,417      79,189    $  285,126
      45      $111,270      $      0(2)  $107,370     $194,886     $  590,380      $    0(2)    $ 7,370      94,886    $  454,138
      50      $140,356      $      0     $      0(2)  $204,048     $  869,398      $    0       $     0(2)  104,048    $  712,621
      55      $175,744      $      0     $      0     $196,222     $1,277,726      $    0       $     0      96,222    $1,101,488
      60      $218,799      $      0     $      0     $154,417     $1,868,416      $    0       $     0      54,417    $1,683,257
      65      $271,182      $      0     $      0     $      0(2)  $2,758,093      $    0       $     0           0(2) $2,626,756

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 41. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 47. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 64. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      T2

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                          Death Benefit (1)                                  Cash Surrender Value (1)
                           ---------------------------------------------------   --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
             Premiums                  Annual Investment Return of                          Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------   --------------------------------------------------
 Policy        at 4%        0% Gross      4% Gross     8% Gross    12% Gross       0% Gross    4% Gross     8% Gross    12% Gross
  Year       Per Year      (-1.55 Net)   (2.45 Net)   (6.45 Net)  (10.45% Net)   (-1.55 Net)  (2.45 Net)   (6.45 Net)  (10.45% Net)
 ------     ----------     -----------   ----------   ----------  ------------   -----------  ----------   ----------  -----------
    1        $    919         $100,000    $100,000     $100,000       $100,000       $    0       $    0     $     0    $      0(2)
    2        $  1,875         $100,000    $100,000     $100,000       $100,000       $  100       $  163     $   228    $    296
    3        $  2,870         $100,000    $100,000     $100,000       $100,000       $  525       $  647     $   777    $    914
    4        $  3,904         $100,000    $100,000     $100,000       $100,000       $  932       $1,132     $ 1,349    $  1,585
    5        $  4,980         $100,000    $100,000     $100,000       $100,000       $1,321       $1,616     $ 1,946    $  2,314
    6        $  6,098         $100,000    $100,000     $100,000       $100,000       $1,687       $2,095     $ 2,565    $  3,103
    7        $  7,261         $100,000    $100,000     $100,000       $100,000       $2,214       $2,753     $ 3,390    $  4,142
    8        $  8,471         $100,000    $100,000     $100,000       $100,000       $2,718       $3,405     $ 4,240    $  5,253
    9        $  9,729         $100,000    $100,000     $100,000       $100,000       $3,199       $4,050     $ 5,115    $  6,443
   10        $ 11,038         $100,000    $100,000     $100,000       $100,000       $3,653       $4,685     $ 6,013    $  7,720
   15        $ 18,409         $100,000    $100,000     $100,000       $100,000       $4,561       $6,720     $ 9,949    $ 14,779
   20        $ 27,377         $100,000    $100,000     $100,000       $100,000       $4,423       $8,005     $14,339    $ 25,520
   25        $ 38,288         $100,000    $100,000     $100,000       $100,000       $2,499       $7,623     $18,658    $ 42,087
   30        $ 51,562         $100,000    $100,000     $100,000       $120,245       $    0       $3,921     $21,853    $ 68,321
   35        $ 67,713         $100,000    $100,000     $100,000       $168,247       $    0       $    0     $21,476    $107,163
   40        $ 87,363         $      0(2) $      0(2)  $100,000       $229,476       $    0(2)    $    0(2)  $11,689    $162,749
   45        $111,270         $      0    $      0     $      0(2)    $311,716       $    0       $    0     $     0(2) $239,781
   50        $140,356         $      0    $      0     $      0       $420,948       $    0       $    0     $     0    $345,039
   55        $175,744         $      0    $      0     $      0       $564,134       $    0       $    0     $     0    $486,323
   60        $218,799         $      0    $      0     $      0       $756,526       $    0       $    0     $     0    $681,555
   65        $271,182         $      0    $      0     $      0       $975,709       $    0       $    0     $     0    $929,246

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 43. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                     T3

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES


                                          Death Benefit (1)                                  Cash Surrender Value (1)
                           ---------------------------------------------------   --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
             Premiums                  Annual Investment Return of                          Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------   --------------------------------------------------
 Policy        at 4%        0% Gross      4% Gross     8% Gross    12% Gross       0% Gross    4% Gross     8% Gross    12% Gross
  Year       Per Year      (-1.55 Net)   (2.45 Net)   (6.45 Net)  (10.45% Net)   (-1.55 Net)  (2.45 Net)   (6.45 Net)  (10.45% Net)
 ------     ----------     -----------   ----------   ----------  ------------   -----------  ----------   ----------  -----------
    1        $    919        $100,385     $100,408     $100,431      $100,454       $    0      $    0       $     0     $      0
    2        $  1,875        $100,827     $100,890     $100,955      $101,022       $   97      $  160       $   225     $    292
    3        $  2,870        $101,250     $101,371     $101,500      $101,637       $  520      $  641       $   770     $    907
    4        $  3,904        $101,653     $101,851     $102,067      $102,302       $  923      $1,122       $ 1,338     $  1,572
    5        $  4,980        $102,036     $102,329     $102,657      $103,022       $1,307      $1,599       $ 1,927     $  2,292
    6        $  6,098        $102,397     $102,801     $103,266      $103,799       $1,667      $2,072       $ 2,536     $  3,070
    7        $  7,261        $102,734     $103,267     $103,897      $104,639       $2,187      $2,720       $ 3,350     $  4,092
    8        $  8,471        $103,048     $103,725     $104,548      $105,547       $2,683      $3,360       $ 4,184     $  5,182
    9        $  9,729        $103,335     $104,173     $105,221      $106,527       $3,153      $3,991       $ 5,038     $  6,345
   10        $ 11,038        $103,596     $104,609     $105,912      $107,586       $3,596      $4,609       $ 5,912     $  7,586
   15        $ 18,409        $104,418     $106,501     $109,614      $114,266       $4,418      $6,501       $ 9,614     $ 14,266
   20        $ 27,377        $104,142     $107,499     $113,429      $123,883       $4,142      $7,499       $13,429     $ 23,883
   25        $ 38,288        $102,046     $106,606     $116,426      $137,261       $2,046      $6,606       $16,426     $ 37,261
   30        $ 51,562        $100,000     $102,210     $116,812      $155,190       $    0      $2,210       $16,812     $ 55,190
   35        $ 67,713        $      0(2)  $      0(2)  $111,009      $177,732       $    0(2)   $    0(2)    $11,009     $ 77,732
   40        $ 87,363        $      0     $      0     $      0(2)   $203,344       $    0      $    0       $     0(2)  $103,344
   45        $111,270        $      0     $      0     $      0      $226,513       $    0      $    0       $     0     $126,513
   50        $140,356        $      0     $      0     $      0      $236,993       $    0      $    0       $     0     $136,993
   55        $175,744        $      0     $      0     $      0      $212,985       $    0      $    0       $     0     $112,985
   60        $218,799        $      0     $      0     $      0      $121,664       $    0      $    0       $     0     $ 21,664
   65        $271,182        $      0     $      0     $      0      $      0(2)    $    0      $    0       $     0     $      0(2)

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 39. Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T4

                            FOR MASSACHUSETTS ONLY
                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                        Death Benefit (1)                                   Cash Surrender Value (1)
                      --------------------------------------------------   ---------------------------------------------------------
                            Assuming Hypothetical Gross (and Net)                  Assuming Hypothetical Gross (and Net)
         Premiums              Annual Investment Return of                            Annual Investment Return Of
End of  Accumulated   --------------------------------------------------   ---------------------------------------------------------
Policy     at 4%       0% Gross      4% Gross    8% Gross    12% Gross      0% Gross       4% Gross       8% Gross       12% Gross
Year     Per Year    (-1.25 Net)    (2.75 Net)  (6.75 Net)  (10.75% Net)   (-1.25 Net)    (2.75 Net)     (6.75 Net)     (10.75% Net)
------  -----------  -----------    ---------   ----------  ------------   -----------    ----------     ----------     ----------
   1    $    919        $100,000     $100,000     $100,000    $  100,000       $     0       $     0      $      0(2)  $        0(2)
   2    $  1,875        $100,000     $100,000     $100,000    $  100,000       $   270       $   341      $    413     $      488
   3    $  2,870        $100,000     $100,000     $100,000    $  100,000       $   823       $   963      $  1,111     $    1,267
   4    $  3,904        $100,000     $100,000     $100,000    $  100,000       $ 1,366       $ 1,599      $  1,852     $    2,127
   5    $  4,980        $100,000     $100,000     $100,000    $  100,000       $ 1,898       $ 2,249      $  2,641     $    3,076
   6    $  6,098        $100,000     $100,000     $100,000    $  100,000       $ 2,418       $ 2,912      $  3,477     $    4,122
   7    $  7,261        $100,000     $100,000     $100,000    $  100,000       $ 3,108       $ 3,770      $  4,547     $    5,458
   8    $  8,471        $100,000     $100,000     $100,000    $  100,000       $ 3,784       $ 4,638      $  5,669     $    6,912
   9    $  9,729        $100,000     $100,000     $100,000    $  100,000       $ 4,445       $ 5,518      $  6,847     $    8,495
  10    $ 11,038        $100,000     $100,000     $100,000    $  100,000       $ 5,089       $ 6,405      $  8,083     $   10,219
  15    $ 18,409        $100,000     $100,000     $100,000    $  100,000       $ 7,103       $10,025      $ 14,315     $   20,628
  20    $ 27,377        $100,000     $100,000     $100,000    $  100,000       $ 8,812       $13,999      $ 22,830     $   37,960
  25    $ 38,288        $100,000     $100,000     $100,000    $  134,273       $10,088       $18,272      $ 34,504     $   66,803
  30    $ 51,562        $100,000     $100,000     $100,000    $  199,145       $10,096       $22,081      $ 50,066     $  113,151
  35    $ 67,713        $100,000     $100,000     $111,882    $  293,828       $ 8,270       $24,904      $ 71,262     $  187,151
  40    $ 87,363        $100,000     $100,000     $139,400    $  427,548       $ 2,503       $24,887      $ 98,866     $  303,226
  45    $111,270        $      0(2)  $100,000     $174,115    $  627,455       $     0(2)    $18,831      $133,935     $  482,658
  50    $140,356        $      0     $      0(2)  $217,119    $  923,626       $     0       $     0(2)   $177,966     $  757,070
  55    $175,744        $      0     $      0     $269,270    $1,357,076       $     0       $     0      $232,129     $1,169,894
  60    $218,799        $      0     $      0     $331,377    $1,984,121       $     0       $     0      $298,538     $1,787,497
  65    $271,182        $      0     $      0     $410,758    $2,928,580       $     0       $     0      $391,198     $2,789,123

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 42. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 50. Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      M1

                            FOR MASSACHUSETTS ONLY
                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                              Death Benefit (1)                             Cash Surrender Value (1)
                           -----------------------------------------------------   ---------------------------------------------
                                  Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                 Premiums             Annual Investment Return of                       Annual Investment Return of
       End of  Accumulated -----------------------------------------------------   ---------------------------------------------
       Policy    at 4%     0% Gross       4% Gross    8% Gross      12% Gross      0% Gross    4% Gross   8% Gross   12% Gross
       Year     Per Year  (-1.25 Net)     (2.75 Net)  (6.75 Net)    (10.75% Net)   (-1.25 Net) (2.75 Net) (6.75 Net) (10.75% Net)
       -----  ----------   ----------     ----------  ----------    ------------   ----------- ---------- ---------- ------------
        1      $    919      $100,437     $100,462    $100,487      $  100,511     $    0      $     0    $      0    $        0(2)
        2      $  1,875      $100,997     $101,068    $101,140      $  101,214     $  268      $   338    $    410    $      485
        3      $  2,870      $101,547     $101,687    $101,834      $  101,990     $  818      $   957    $  1,104    $    1,260
        4      $  3,904      $102,087     $102,319    $102,571      $  102,844     $1,357      $ 1,589    $  1,841    $    2,114
        5      $  4,980      $102,614     $102,964    $103,353      $  103,785     $1,884      $ 2,234    $  2,623    $    3,055
        6      $  6,098      $103,129     $103,620    $104,180      $  104,821     $2,399      $ 2,890    $  3,451    $    4,091
        7      $  7,261      $103,630     $104,286    $105,056      $  105,959     $3,082      $ 3,738    $  4,509    $    5,412
        8      $  8,471      $104,115     $104,961    $105,982      $  107,211     $3,750      $ 4,596    $  5,617    $    6,846
        9      $  9,729      $104,585     $105,645    $106,959      $  108,586     $4,402      $ 5,462    $  6,777    $    8,404
        10     $ 11,038      $105,035     $106,334    $107,989      $  110,096     $5,035      $ 6,334    $  7,989    $   10,096
        15     $ 18,409      $106,968     $109,821    $114,008      $  120,164     $6,968      $ 9,821    $ 14,008    $   20,164
        20     $ 27,377      $108,558     $113,560    $122,064      $  136,615     $8,558      $13,560    $ 22,064    $   36,615
        25     $ 38,288      $109,660     $117,422    $132,781      $  163,544     $9,660      $17,422    $ 32,781    $   63,544
        30     $ 51,562      $109,349     $120,369    $146,020      $  206,641     $9,349      $20,369    $ 46,020    $  106,641
        35     $ 67,713      $107,057     $121,554    $161,979      $  276,072     $7,057      $21,554    $ 61,979    $  175,842
        40     $ 87,363      $100,802     $118,417    $179,189      $  402,028     $  802      $18,417    $ 79,189    $  285,126
        45     $111,270      $      0(2)  $107,370    $194,886      $  590,380     $    0(2)   $ 7,370    $ 94,886    $  454,138
        50     $140,356      $      0     $      0(2) $204,048      $  869,398     $    0      $     0(2) $104,048    $  712,621
        55     $175,744      $      0     $      0    $196,222      $1,277,726     $    0      $     0    $ 96,222    $1,101,488
        60     $218,799      $      0     $      0    $154,417      $1,868,416     $    0      $     0    $ 54,417    $1,683,257
        65     $271,182      $      0     $      0    $      0(2)   $2,758,093     $    0      $     0    $      0(2) $2,626,756

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 41. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 47. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 64. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      M2

                                                               FOR MASSACHUSETTS ONLY
                                                              VARIABLE UNIVERSAL LIFE
                                                            TYPE A (FIXED) DEATH BENEFIT
                                                            MALE NON-SMOKER SELECT AGE 35
                                                          $100,000.00 BASIC INSURANCE AMOUNT
                                                            $884.00 ANNUAL PREMIUM PAYMENT
                                                           USING MAXIMUM CONTRACTUAL CHARGES

                                                                     Death Benefit (1)
                                           -------------------------------------------------------------------
                                                           Assuming Hypothetical Gross (and Net)
                       Premiums                                  Annual Investment Return of
     End of           Accumulated          -------------------------------------------------------------------
     Policy             at 4%                0% Gross           4% Gross          8% Gross          12% Gross
      Year             Per Year            ( - 1.55 Net)       (2.45 Net)        (6.45 Net)       (10.45% Net)
     ------           -----------          -------------       -----------       -----------      ------------
         1              $    919               $100,000          $100,000         $100,000           $100,000
         2              $  1,875               $100,000          $100,000         $100,000           $100,000
         3              $  2,870               $100,000          $100,000         $100,000           $100,000
         4              $  3,904               $100,000          $100,000         $100,000           $100,000
         5              $  4,980               $100,000          $100,000         $100,000           $100,000
         6              $  6,098               $100,000          $100,000         $100,000           $100,000
         7              $  7,261               $100,000          $100,000         $100,000           $100,000
         8              $  8,471               $100,000          $100,000         $100,000           $100,000
         9              $  9,729               $100,000          $100,000         $100,000           $100,000
        10              $ 11,038               $100,000          $100,000         $100,000           $100,000
        15              $ 18,409               $100,000          $100,000         $100,000           $100,000
        20              $ 27,377               $100,000          $100,000         $100,000           $100,000
        25              $ 38,288               $100,000          $100,000         $100,000           $100,000
        30              $ 51,562               $      0(2)       $100,000         $100,000           $120,245
        35              $ 67,713               $      0          $      0(2)      $100,000           $168,247
        40              $ 87,363               $      0          $      0         $100,000           $229,476
        45              $111,270               $      0          $      0         $      0(2)        $311,716
        50              $140,356               $      0          $      0         $      0           $420,948
        55              $175,744               $      0          $      0         $      0           $564,134
        60              $218,799               $      0          $      0         $      0           $756,526
        65              $271,182               $      0          $      0         $      0           $975,709

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                          Cash Surrender Value (1)
    -------------------------------------------------------------------
                    Assuming Hypothetical Gross (and Net)
                          Annual Investment Return of
    -------------------------------------------------------------------
      0% Gross           4% Gross          8% Gross          12% Gross
    ( - 1.55 Net)       (2.45 Net)        (6.45 Net)       (10.45% Net)
    -------------       -----------       -----------      ------------
        $    0           $    0           $     0         $      0(2)
        $  100           $  163           $   228         $    296
        $  525           $  647           $   777         $    914
        $  932           $1,132           $ 1,349         $  1,585
        $1,321           $1,616           $ 1,946         $  2,314
        $1,687           $2,095           $ 2,565         $  3,103
        $2,214           $2,753           $ 3,390         $  4,142
        $2,718           $3,405           $ 4,240         $  5,253
        $3,199           $4,050           $ 5,115         $  6,443
        $3,653           $4,685           $ 6,013         $  7,720
        $4,561           $6,720           $ 9,949         $ 14,779
        $4,423           $8,005           $14,339         $ 25,520
        $2,499           $7,623           $18,658         $ 42,087
        $    0(2)        $3,921           $21,853         $ 68,321
        $    0           $    0(2)        $21,476         $107,163
        $    0           $    0           $11,689         $162,749
        $    0           $    0           $     0(2)      $239,781
        $    0           $    0           $     0         $345,039
        $    0           $    0           $     0         $486,323
        $    0           $    0           $     0         $681,555
        $    0           $    0           $     0         $929,246

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 29. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 33. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 43. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       M3

                                                                FOR MASSACHUSETTS ONLY
                                                               VARIABLE UNIVERSAL LIFE
                                                             TYPE B (VARIABLE) DEATH BENEFIT
                                                             MALE NON-SMOKER SELECT AGE 35
                                                           $100,000.00 BASIC INSURANCE AMOUNT
                                                             $884.00 ANNUAL PREMIUM PAYMENT
                                                            USING MAXIMUM CONTRACTUAL CHARGES

                                                                     Death Benefit (1)
                                           -------------------------------------------------------------------
                                                           Assuming Hypothetical Gross (and Net)
                       Premiums                                  Annual Investment Return of
     End of           Accumulated          -------------------------------------------------------------------
     Policy             at 4%                0% Gross           4% Gross          8% Gross          12% Gross
      Year             Per Year            ( - 1.55 Net)       (2.45 Net)        (6.45 Net)       (10.45% Net)
     ------           -----------          -------------       -----------       -----------      ------------
         1              $    919               $100,385          $100,408         $100,431          $100,454
         2              $  1,875               $100,827          $100,890         $100,955          $101,022
         3              $  2,870               $101,250          $101,371         $101,500          $101,637
         4              $  3,904               $101,653          $101,851         $102,067          $102,302
         5              $  4,980               $102,036          $102,329         $102,657          $103,022
         6              $  6,098               $102,397          $102,801         $103,266          $103,799
         7              $  7,261               $102,734          $103,267         $103,897          $104,639
         8              $  8,471               $103,048          $103,725         $104,548          $105,547
         9              $  9,729               $103,335          $104,173         $105,221          $106,527
        10              $ 11,038               $103,596          $104,609         $105,912          $107,586
        15              $ 18,409               $104,418          $106,501         $109,614          $114,266
        20              $ 27,377               $104,142          $107,499         $113,429          $123,883
        25              $ 38,288               $102,046          $106,606         $116,426          $137,261
        30              $ 51,562               $      0(2)       $102,210         $116,812          $155,190
        35              $ 67,713               $      0          $      0(2)      $111,009          $177,732
        40              $ 87,363               $      0          $      0         $      0(2)       $203,344
        45              $111,270               $      0          $      0         $      0          $226,513
        50              $140,356               $      0          $      0         $      0          $236,993
        55              $175,744               $      0          $      0         $      0          $212,985
        60              $218,799               $      0          $      0         $      0          $121,664
        65              $271,182               $      0          $      0         $      0          $      0(2)

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                         TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                          Cash Surrender Value (1)
    -------------------------------------------------------------------
                    Assuming Hypothetical Gross (and Net)
                          Annual Investment Return of
    -------------------------------------------------------------------
      0% Gross           4% Gross          8% Gross          12% Gross
    ( - 1.55 Net)       (2.45 Net)        (6.45 Net)       (10.45% Net)
    -------------       -----------       -----------      ------------
        $    0           $    0           $     0         $      0
        $   97           $  160           $   225         $    292
        $  520           $  641           $   770         $    907
        $  923           $1,122           $ 1,338         $  1,572
        $1,307           $1,599           $ 1,927         $  2,292
        $1,667           $2,072           $ 2,536         $  3,070
        $2,187           $2,720           $ 3,350         $  4,092
        $2,683           $3,360           $ 4,184         $  5,182
        $3,153           $3,991           $ 5,038         $  6,345
        $3,596           $4,609           $ 5,912         $  7,586
        $4,418           $6,501           $ 9,614         $ 14,266
        $4,142           $7,499           $13,429         $ 23,883
        $2,046           $6,606           $16,426         $ 37,261
        $    0(2)        $2,210           $16,812         $ 55,190
        $    0           $    0(2)        $11,009         $ 77,732
        $    0           $    0           $     0(2)      $103,344
        $    0           $    0           $     0         $126,513
        $    0           $    0           $     0         $136,993
        $    0           $    0           $     0         $112,985
        $    0           $    0           $     0         $ 21,664
        $    0           $    0           $     0         $      0(2)

(1)  Assumes no Contract loan has been made.
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 28. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 32. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 39. Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       M4

CONTRACT LOANS


You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See LAPSE AND REINSTATEMENT, page 29. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS, page 16); (2) 5% of premiums received in years two through 10 on premiums up to the target premium; and (3) 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 25% of the premiums received up to the target premium for the increase received in the first year; (2) 5% of the premiums received up to the target premium for years two through 10; and (3) 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     . you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,


     . the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

       CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

          . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

       MODIFIED ENDOWMENT CONTRACTS.


          . The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.


          . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains inforce under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 17. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract inforce for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.


A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.




SUBSTITUTION OF FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACT OWNERS


Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS


The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                            DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past five years, are shown below.

                            DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select.

WILLIAM M. BETHKE, Director - Chief Investment Officer, Prudential since 1997; prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group.

                        OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Vice President and Treasurer, Prudential since 1995.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management.

DENNIS G. SULLIVAN, Vice President and Chief Accounting Officer - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT



STATEMENTS OF NET ASSETS
For the year ended December 31, 1999

                                                                                  SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                             PRUDENTIAL    PRUDENTIAL                   PRUDENTIAL     PRUDENTIAL    PRUDENTIAL
                                               MONEY      DIVERSIFIED    PRUDENTIAL      FLEXIBLE     CONSERVATIVE     HIGH
                                               MARKET        BOND          EQUITY        MANAGED       BALANCED      YIELD BOND
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                            ------------  ------------  ------------  --------------  ------------  ------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios and non-
    Prudential administered funds,
    at net asset value [Note 3] ........... $352,861,083  $ 78,006,360  $865,577,753  $1,176,342,105  $604,324,669  $ 81,214,445
  Receivable from (Payable to) Pruco Life
    Insurance Company [Note 2] ............     (105,656)        2,934      (154,096)       (123,743)      (71,002)      (52,708)
                                            ------------  ------------  ------------  --------------  ------------  ------------
  Net Assets .............................. $352,755,427  $ 78,009,294  $865,423,657  $1,176,218,362  $604,253,667  $ 81,161,737
                                            ============  ============  ============  ==============  ============  ============
NET ASSETS, representing:
  Equity of contract owners [Note 4] ...... $352,755,427  $ 78,009,294  $865,423,657  $1,176,218,362  $604,253,667  $ 81,161,737
                                            ------------  ------------  ------------  --------------  ------------  ------------
                                            $352,755,427  $ 78,009,294  $865,423,657  $1,176,218,362  $604,253,667  $ 81,161,737
                                            ============  ============  ============  ==============  ============  ============



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                      A1


                                                       SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
  PRUDENTIAL   PRUDENTIAL                              T. ROWE PRICE                 JANUS           MFS        AMERICAN
    STOCK       EQUITY       PRUDENTIAL    PRUDENTIAL  INTERNATIONAL   AIM V.I.      ASPEN         EMERGING      CENTURY
    INDEX       INCOME         GLOBAL       JENNISON        STOCK       VALUE        GROWTH         GROWTH         VP
  PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO       FUND       PORTFOLIO       SERIES        VALUE
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------  -----------




$371,750,279  $102,976,714  $187,555,899  $178,019,449  $ 6,471,799  $ 14,867,034  $ 19,533,719  $ 26,062,647  $ 5,466,211

      74,466       (15,589)        1,875       224,249            0             0             0             0            0
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------  -----------
$371,824,745  $102,961,125  $187,557,774  $178,243,698  $ 6,471,799  $ 14,867,034  $ 19,533,719  $ 26,062,647  $ 5,466,211
============  ============  ============  ============  ===========  ============  ============  ============  ===========

$371,824,745  $102,961,125  $187,557,774  $178,243,698  $ 6,471,799  $ 14,867,034  $ 19,533,719  $ 26,062,647  $ 5,466,211
------------  ------------  ------------  ------------  -----------  ------------  ------------  ------------  -----------
$371,824,745  $102,961,125  $187,557,774  $178,243,698  $ 6,471,799  $ 14,867,034  $ 19,533,719  $ 26,062,647  $ 5,466,211
============  ============  ============  ============  ===========  ============  ============  ============  ===========



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                      A2

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------
                                                           PRUDENTIAL                           PRUDENTIAL
                                                             MONEY                             DIVERSIFIED
                                                             MARKET                               BOND
                                                           PORTFOLIO                            PORTFOLIO
                                           --------------------------------------  ------------------------------------
                                               1999          1998         1997       1999          1998         1997
                                           ------------  -----------  -----------  ----------  -----------  -----------
INVESTMENT INCOME
  Dividend income .......................  $ 11,957,892  $ 7,321,694  $ 2,458,119  $        0  $ 4,540,659  $ 5,128,836
                                           ------------  -----------  -----------  ----------  -----------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ...........................     1,437,464      832,314      276,535     467,557      440,438      417,937
  Reimbursement for excess expenses
    [Note 5D] ...........................       (10,332)      (6,522)     (10,194)    (18,429)     (17,331)     (16,936)
                                           ------------  -----------  -----------  ----------  -----------  -----------
NET EXPENSES ............................     1,427,132      825,792      266,341     449,128      423,107      401,001
                                           ------------  -----------  -----------  ----------  -----------  -----------
NET INVESTMENT INCOME (LOSS) ............    10,530,760    6,495,902    2,191,778    (449,128)   4,117,552    4,727,835
                                           ------------  -----------  -----------  ----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..             0            0            0     217,355      262,836      819,446
  Realized gain (loss) on shares
    redeemed ............................             0            0            0      69,374      174,627      216,418
  Net change in unrealized gain (loss)
    on investments ......................             0            0            0    (831,201)      73,088     (456,475)
                                           ------------  -----------  -----------  ----------  -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS ..........             0            0            0    (544,472)     510,551      579,389
                                           ------------  -----------  -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................  $ 10,530,760  $ 6,495,902  $ 2,191,778  $ (993,600) $ 4,628,103  $ 5,307,224
                                           ============  ===========  ===========  ==========  ===========  ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                      A3


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
                                                         PRUDENTIAL                                PRUDENTIAL
               PRUDENTIAL                                 FLEXIBLE                                CONSERVATIVE
                EQUITY                                    MANAGED                                   BALANCED
               PORTFOLIO                                 PORTFOLIO                                 PORTFOLIO
----------------------------------------  ----------------------------------------  ----------------------------------------
    1999          1998         1997            1999         1998          1997          1999          1998           1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$ 14,415,104  $ 15,582,045  $ 17,535,990  $     53,182  $ 38,101,728  $ 32,821,189  $ 24,546,800  $ 25,145,187  $ 25,761,286
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



   5,122,283     5,123,051     4,548,952     7,020,385     7,013,282     6,514,308     3,606,639     3,550,351     3,334,597

    (692,806)     (740,855)     (588,463)   (2,725,324)   (2,657,281)   (2,462,808)   (1,065,488)   (1,018,563)     (912,152)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   4,429,477     4,382,196     3,960,489     4,295,061     4,356,001     4,051,500     2,541,151     2,531,788     2,422,445
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   9.985,627    11,199,849    13,575,501    (4,241,879)   33,745,727    28,769,689    22,005,649    22,613,399    23,338,841
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


 101,838,960    92,257,856    43,792,759    13,493,901   120,086,729   170,075,692     3,418,854    35,735,484    61,582,374

  30,562,177    22,299,396    12,144,753     8,687,128     8,717,338    13,389,631     4,164,171     3,601,498     5,214,424

 (45,860,592)  (55,442,702)   91,191,354    66,161,585   (53,221,275)  (37,601,198)    7,019,129     1,172,190   (22,803,360)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  86,540,545    59,114,550   147,128,866    88,342,614    75,582,792   145,864,125    14,602,154    40,509,172    43,993,438
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


$ 96,526,172  $ 70,314,399  $160,704,367  $ 84,100,735  $109,328,519  $174,633,814  $ 36,607,803  $ 63,122,571  $ 67,332,279
============  ============  ============  ============  ============  ============  ============  ============  ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                      A4

                                                      FINANCIAL STATEMENTS OF
                                            THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                              PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                  PRUDENTIAL
                                                            HIGH YIELD                                     STOCK
                                                               BOND                                        INDEX
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------   -----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                             -----------  ------------    -----------   ------------  ------------   ------------
INVESTMENT INCOME
  Dividend income .......................... $   231,604  $  5,833,057    $ 3,606,406   $  3,454,325  $  2,391,120   $  1,739,314
                                             -----------  ------------    -----------   ------------  ------------   ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................     491,069       313,600        226,827      1,869,495     1,080,631        677,531
  Reimbursement for excess expenses
    [Note 5D] ..............................           0             0              0              0             0              0
                                             -----------  ------------    -----------   ------------  ------------   ------------
NET EXPENSES ...............................     491,069       313,600        226,827      1,869,495     1,080,631        677,531
                                             -----------  ------------    -----------   ------------  ------------   ------------
NET INVESTMENT INCOME (LOSS) ...............    (259,465)    5,519,457      3,379,579      1,584,830     1,310,489      1,061,783
                                             -----------  ------------    -----------   ------------  ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .....           0             0              0      4,290,756     3,715,956      3,715,259
  Realized gain (loss) on shares redeemed ..    (829,891)     (184,781)        19,344     15,770,959     5,816,280      2,487,203
  Net change in unrealized gain (loss)
    on investments .........................   4,361,938    (5,663,620)     1,276,625     36,090,405    39,830,579     23,073,809
                                             -----------  ------------    -----------   ------------  ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS .............   3,532,047    (5,848,401)     1,295,969     56,152,120    49,362,815     29,276,271
                                             -----------  ------------    -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................... $ 3,272,582  $   (328,944)   $ 4,675,548   $ 57,736,950  $ 50,673,304   $ 30,338,054
                                             ===========  ============    ===========   ============  ============   ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A5


                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                PRUDENTIAL
                  EQUITY                                    PRUDENTIAL                                  PRUDENTIAL
                  INCOME                                      GLOBAL                                     JENNISON
                 PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
-----------------------------------------   -----------------------------------------   -----------------------------------------
     1999          1998           1997          1999           1998           1997          1999           1998          1997
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------

$  2,352,951   $  2,687,713  $  1,948,909   $    582,037  $    767,006    $   328,183   $    187,237  $     94,006     $   40,345
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------



     611,129        607,915       441,648        794,369       282,944        158,801        641,137       252,490        100,484

           0              0             0              0             0              0              0             0              0
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------
     611,129        607,915       441,648        794,369       282,944        158,801        641,137       252,490        100,484
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------
   1,741,822      2,079,798     1,507,261       (212,332)      484,062        169,382       (453,900)     (158,484)       (60,139)
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------


  11,452,953      5,974,930     8,147,416      1,020,553     3,473,934      1,296,459      6,522,518       971,435      1,372,676
   2,443,128        997,898       256,502     14,965,295       651,742        251,779      6,738,415     1,799,613        167,648

  (4,214,000)   (13,181,479)   12,255,558     45,405,939     6,143,980       (363,854)    29,898,188    11,054,729      2,544,336
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------
   9,682,081     (6,208,651)   20,659,476     61,391,787    10,269,656      1,184,384     43,159,121    13,825,777      4,084,660
------------   ------------  ------------   ------------  ------------    -----------   ------------  ------------    -----------


$ 11,423,903   $ (4,128,853) $ 22,166,737   $ 61,179,455  $ 10,753,718    $ 1,353,766   $ 42,705,221  $ 13,667,293    $ 4,024,521
============   ============  ============   ============  ============    ===========   ============  ============    ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                      A6

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT



STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                           T. ROWE PRICE                                AIM V.I.
                                                         INTERNATIONAL STOCK                             VALUE
                                                             PORTFOLIO*                                  FUND*
                                             --------------------------------------    -------------------------------------
                                                 1999          1998         1997          1999           1998         1997
                                             -----------    ----------    ---------    -----------    ----------    --------
INVESTMENT INCOME
  Dividend income .......................... $    22,529    $   65,861    $   2,930    $    36,577    $   14,397    $  3,293
                                             -----------    ----------    ---------    -----------    ----------    --------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ..............................      23,027        13,588          472         45,204         9,772         424
  Reimbursement for excess expenses
    [Note 5D] ..............................           0             0            0              0             0           0
                                             -----------    ----------    ---------    -----------    ----------    --------

NET EXPENSES ...............................      23,027        13,588          472         45,204         9,772         424
                                             -----------    ----------    ---------    -----------    ----------    --------

NET INVESTMENT INCOME (LOSS) ...............        (498)       52,273        2,458         (8,627)        4,625       2,869
                                             -----------    ----------    ---------    -----------    ----------    --------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ...      70,806        23,244        4,151        191,273       127,325      10,111
    Realized gain (loss) on shares
      redeemed .............................     865,549       268,182          367      1,390,692         2,503         649
    Net change in unrealized gain (loss)
      on investments .......................     728,570        72,884       (7,256)       759,066       384,848     (12,003)
                                             -----------    ----------    ---------    -----------    ----------    --------
NET GAIN (LOSS) ON INVESTMENTS .............   1,664,925       364,310       (2,738)     2,341,031       514,676      (1,243)
                                             -----------    ----------    ---------    -----------    ----------    --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................... $ 1,664,427    $  416,583    $    (280)   $ 2,332,404    $  519,301    $  1,626
                                             ===========    ==========    =========    ===========    ==========    ========

* Became available on June 30, 1997 (Note 1)


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A7

                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                          MFS
              JANUS ASPEN                            EMERGING GROWTH                       AMERICAN CENTURY
           GROWTH PORTFOLIO*                            SERIES*                                VP VALUE*
------------------------------------    --------------------------------------    -----------------------------------
   1999         1998         1997          1999           1998          1997         1999         1998         1997
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------

$    26,559   $   45,081  $        0    $         0   $         0    $       0    $   26,882    $   3,101    $      0
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------


     54,421        7,904         553         63,390        16,723          483        21,707        5,036         371

          0            0           0              0             0            0             0            0           0
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------

     54,421        7,904         553         63,390        16,723          483        21,707        5,036         371
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------

    (27,862)      37,177        (553)       (63,390)      (16,723)        (483)        5,175       (1,935)       (371)
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------


     42,800       35,736           0              0        57,356            0       254,685       37,021           0
    967,207       82,695     (43,819)     4,379,704       705,856       (8,124)     (180,693)      (4,083)          0

  3,145,569      455,645           0      4,577,759       329,413       55,064      (236,903)      (3,206)      4,263
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------
  4,155,576      574,076     (43,819)     8,957,463     1,092,625       46,940      (162,911)      29,732       4,263
-----------   ----------  ----------    -----------   -----------    ---------    ----------    ---------    --------


$ 4,127,714   $  611,253  $  (44,372)   $ 8,894,073   $ 1,075,902    $  46,457    $ (157,736)   $  27,797    $  3,892
===========   ==========  ==========    ===========   ===========    =========    ==========    =========    ========

* Became available on June 30, 1997 (Note 1)


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A8

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              ------------------------------------------------------------------------------------
                                                              PRUDENTIAL                                  PRUDENTIAL
                                                                MONEY                                    DIVERSIFIED
                                                                MARKET                                       BOND
                                                              PORTFOLIO                                   PORTFOLIO
                                              -----------------------------------------   ----------------------------------------
                                                   1999          1998           1997          1999           1998          1997
                                              ------------  ------------   ------------   ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) .............. $ 10,530,760  $  6,495,902   $  2,191,778   $   (449,128) $  4,117,552  $  4,727,835
  Capital gains distributions received ......            0             0              0        217,355       262,836       819,446
  Realized gain (loss) on shares redeemed ...            0             0              0         69,374       174,627       216,418
  Net change in unrealized gain (loss) on
    investments .............................            0             0              0       (831,201)       73,088      (456,475)
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................   10,530,760     6,495,902      2,191,778       (993,600)    4,628,103     5,307,224
                                              ------------  ------------   ------------   ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ...............  291,867,279   230,584,983     11,064,582      9,213,218     6,525,706     5,585,180
  Policy Loans ..............................   (4,003,912)   (2,667,911)    (1,916,044)    (1,646,549)   (1,912,675)   (2,089,744)
  Policy Loan Repayments and Interest .......    3,688,681     1,177,559      1,011,194      1,939,244     1,564,318     1,615,960
  Surrenders, Withdrawals and Death
    Benefits ................................   (3,216,419)  (10,685,261)    (3,863,779)    (3,977,332)   (3,620,023)   (3,778,210)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ....................  (68,358,175) (139,236,713)    (7,633,294)       (41,084)    1,555,360    (2,617,340)
  Administrative and Other Charges ..........   (6,681,729)   (3,846,260)    (2,185,866)    (3,374,192)   (2,755,767)   (2,918,054)
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS .................................  213,295,725    75,326,397     (3,523,207)     2,113,305     1,356,919    (4,202,208)
                                              ------------  ------------   ------------   ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ..........................            0    (1,697,004)     1,532,549              0         3,878       (68,990)
                                              ------------  ------------   ------------   ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ....................................  223,826,485    80,125,295        201,120      1,119,705     5,988,900     1,036,026
NET ASSETS
  Beginning of period .......................  128,928,942    48,803,647     48,602,527     76,889,589    70,900,689    69,864,663
                                              ------------  ------------   ------------   ------------  ------------  ------------
  End of period ............................. $352,755,427  $128,928,942   $ 48,803,647   $ 78,009,294  $ 76,889,589  $ 70,900,689
                                              ============  ============   ============   ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A9


                                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                            PRUDENTIAL                                   PRUDENTIAL
                PRUDENTIAL                                   FLEXIBLE                                   CONSERVATIVE
                  EQUITY                                      MANAGED                                     BALANCED
                PORTFOLIO                                    PORTFOLIO                                    PORTFOLIO
----------------------------------------  ----------------------------------------------  -----------------------------------------
     1999         1998           1997          1999            1998            1997           1999           1998          1997
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------
 $ 9,985,627  $ 11,199,849  $ 13,575,501  $   (4,241,879) $   33,745,727  $   28,769,689  $ 22,005,649  $ 22,613,399   $ 23,338,841
 101,838,960    92,257,856    43,792,759      13,493,901     120,086,729     170,075,692     3,418,854    35,735,484     61,582,374
  30,562,177    22,299,396    12,144,753       8,687,128       8,717,338      13,389,631     4,164,171     3,601,498      5,214,424

 (45,860,592)  (55,442,702)   91,191,354      66,161,585     (53,221,275)    (37,601,198)    7,019,129     1,172,190    (22,803,360)
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------

  96,526,172    70,314,399   160,704,367      84,100,735     109,328,519     174,633,814    36,607,803    63,122,571     67,332,279
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------


  21,967,601    46,913,467    45,437,359      25,375,491      64,854,058      71,851,051    16,841,992    35,878,600     37,767,948
 (25,270,787)  (27,628,665)  (25,646,232)    (31,546,845)    (34,421,241)    (34,658,782)  (13,483,060)  (14,672,747)   (14,693,056)
  22,439,687    19,108,549    15,784,614      32,238,484      24,491,018      24,227,411    12,607,451    11,720,294     10,942,826

 (35,567,708)  (52,901,596)  (38,595,315)    (53,970,161)    (56,024,536)    (59,613,280)  (25,211,828)  (29,207,186)   (30,175,056)

 (31,481,752)   (3,542,834)    6,718,514     (28,719,869)    (17,651,111)    (13,344,352)  (11,980,279)   (8,889,136)    (9,474,946)
 (25,189,715)  (25,435,162)  (27,110,637)    (37,896,636)    (39,005,157)    (43,984,351)  (20,727,360)  (20,731,480)   (23,099,749)
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------



 (73,102,674)  (43,486,241)  (23,411,697)    (94,519,536)    (57,756,969)    (55,522,303)  (41,953,084)  (25,901,655)   (28,732,033)
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------


           0      (160,831)     (108,813)              0        (399,096)       (938,199)            0      (143,273)      (423,806)
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------

  23,423,498    26,667,327   137,183,857     (10,418,801)     51,172,454     118,173,312    (5,345,281)   37,077,643     38,176,440

 842,000,159   815,332,832   678,148,975   1,186,637,163   1,135,464,709   1,017,291,397   609,598,948   572,521,305    534,344,865
------------  ------------  ------------  --------------  --------------  --------------  ------------  ------------   ------------
$865,423,657  $842,000,159  $815,332,832  $1,176,218,362  $1,186,637,163  $1,135,464,709  $604,253,667  $609,598,948   $572,521,305
============  ============  ============  ==============  ==============  ==============  ============  ============   ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A10

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                            ----------------------------------------------------------------------------------
                                                            PRUDENTIAL
                                                            HIGH YIELD                               PRUDENTIAL
                                                               BOND                                  STOCK INDEX
                                                             PORTFOLIO                                PORTFOLIO
                                            ----------------------------------------  ----------------------------------------
                                                 1999          1998         1997          1999          1998         1997
                                            ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ............ $   (259,465) $  5,519,457  $  3,379,579  $  1,584,830  $  1,310,489  $  1,061,783
  Capital gains distributions received                 0             0             0     4,290,756     3,715,956     3,715,259
  Realized gain (loss) on shares
    redeemed ..............................     (829,891)     (184,781)       19,344    15,770,959     5,816,280     2,487,203
  Net change in unrealized gain (loss) on
    investments ...........................    4,361,938    (5,663,620)    1,276,625    36,090,405    39,830,579    23,073,809
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ..............................    3,272,582      (328,944)    4,675,548    57,736,950    50,673,304    30,338,054
                                            ------------  ------------  ------------  ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............    3,691,424     4,510,013     3,024,941    34,027,403    22,254,412    11,823,208
  Policy Loans ............................     (901,124)   (1,009,491)   (1,149,056)   (9,143,580)   (4,951,084)   (4,047,578)
  Policy Loan Repayments and Interest .....      942,474       832,922       751,249     8,218,322     5,657,189     3,296,705
  Surrenders, Withdrawals and Death
    Benefits ..............................   (1,587,661)   (1,848,918)   (1,898,223)  (12,349,782)   (9,039,306)   (8,511,446)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ..................   (1,433,615)   39,327,603        (3,054)   50,141,104    62,958,405    16,075,177
  Administrative and Other Charges ........   (2,332,129)   (1,832,130)   (1,622,796)  (12,115,753)   (7,374,716)   (4,374,518)
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................   (1,620,631)   39,979,999      (896,939)   58,777,714    69,504,900    14,261,548
                                            ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7] .......................            0       (79,861)       23,767             0       790,662      (535,016)
                                            ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..................................    1,651,951    39,571,194     3,802,376   116,514,664   120,968,866    44,064,586
NET ASSETS:
  Beginning of period .....................   79,509,786    39,938,592    36,136,216   255,310,081   134,341,215    90,276,629
                                            ------------  ------------  ------------  ------------  ------------  ------------
  End of period ........................... $ 81,161,737  $ 79,509,786  $ 39,938,592  $371,824,745  $255,310,081  $134,341,215
                                            ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A11


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
               PRUDENTIAL
                 EQUITY                                  PRUDENTIAL                                 PRUDENTIAL
                 INCOME                                    GLOBAL                                    JENNISON
                PORTFOLIO                                 PORTFOLIO                                  PORTFOLIO
-----------------------------------------  ----------------------------------------  ----------------------------------------
    1999          1998           1997          1999          1998          1997          1999           1998          1997
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$  1,741,822   $  2,079,798  $  1,507,261  $   (212,332) $    484,062  $    169,382  $   (453,900) $   (158,484) $    (60,139)
  11,452,953      5,974,930     8,147,416     1,020,553     3,473,934     1,296,459     6,522,518       971,435     1,372,676
   2,443,128        997,898       256,502    14,965,295       651,742       251,779     6,738,415     1,799,613       167,648

  (4,214,000)   (13,181,479)   12,255,558    45,405,939     6,143,980      (363,854)   29,898,188    11,054,729     2,544,336
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


  11,423,903     (4,128,853)   22,166,737    61,179,455    10,753,718     1,353,766    42,705,221    13,667,293     4,024,521
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   9,746,539     12,000,153     6,514,479     5,006,744     3,547,480     2,426,347    30,287,545    10,395,819     3,275,515
  (2,784,001)    (3,291,047)   (2,378,404)   (1,079,045)   (1,153,101)     (665,649)   (4,044,172)   (1,342,282)     (615,994)
   2,348,262      1,845,415     1,466,470       818,588       577,417       410,448     1,878,823       802,423       403,472

  (4,314,358)    (4,700,423)   (3,616,294)   (1,254,030)   (1,106,969)   (1,030,134)   (3,757,076)   (8,014,188)     (663,449)

  (7,934,532)     9,923,725     9,926,365    40,973,920    46,088,034     3,018,892    55,494,343    24,792,645     8,134,626
  (4,541,664)    (3,993,433)   (2,739,257)   (2,371,271)   (1,342,564)     (923,293)   (7,124,250)   (2,746,775)     (840,471)
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



  (7,479,754)    11,784,390     9,173,359    42,094,906    46,610,297     3,236,611    72,735,213    23,887,642     9,693,699
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


           0       (206,095)      226,288             0      (317,822)     (120,958)            0       288,264       (30,216)
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

   3,944,149      7,449,442    31,566,384   103,274,361    57,046,193     4,469,419   115,440,434    37,843,199    13,688,004

  99,016,976     91,567,534    60,001,150    84,283,413    27,237,220    22,767,801    62,803,264    24,960,065    11,272,061
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$102,961,125   $ 99,016,976  $ 91,567,534  $187,557,774  $ 84,283,413  $ 27,237,220  $178,243,698  $ 62,803,264  $ 24,960,065
============   ============  ============  ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A12

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999, 1998 and 1997


                                                                                   SUBACCOUNTS
                                                  ------------------------------------------------------------------------------

                                                               T. ROWE PRICE                               AIM V.I.
                                                               INTERNATIONAL                                VALUE
                                                              STOCK PORTFOLIO*                              FUND*
                                                  -------------------------------------   --------------------------------------
                                                     1999          1998         1997          1999           1998         1997
                                                  -----------   -----------   ---------   ------------   -----------   ---------
OPERATIONS
  Net investment income (loss) .............      $      (498)  $    52,273   $   2,458   $     (8,627)  $     4,625   $   2,869
  Capital gains distributions received .....           70,806        23,244       4,151        191,273       127,325      10,111
  Realized gain (loss) on shares
    redeemed ...............................          865,549       268,182         367      1,390,692         2,503         649
  Net change in unrealized gain (loss) on
    investments ............................          728,570        72,884      (7,256)       759,066       384,848     (12,003)
                                                  -----------   -----------   ---------   ------------   -----------   ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................        1,664,427       416,583        (280)     2,332,404       519,301       1,626
                                                  -----------   -----------   ---------   ------------   -----------   ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............        2,977,838     1,654,002     249,422      8,558,676     2,440,911     328,696
  Policy Loans .............................          (29,165)         (890)          0       (177,358)       (4,704)          0
  Policy Loan Repayments and Interest ......            1,269            88           0          6,360            26           0
  Surrenders, Withdrawals and Death
    Benefits ...............................          (61,496)       (7,222)          0       (145,243)       (7,602)          0
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ...................          442,737      (380,435)    209,865      2,503,335       165,072     234,653
  Administrative and Other Charges .........         (555,992)     (298,123)    (21,962)    (1,473,668)     (398,776)    (36,112)
                                                  -----------   -----------   ---------   ------------   -----------   ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................        2,775,191       967,420     437,325      9,272,102     2,194,927     527,237
                                                  -----------   -----------   ---------   ------------   -----------   ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7] ........................                0       239,675     (28,542)             0           250      19,187
                                                  -----------   -----------   ---------   ------------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...................................        4,439,618     1,623,678     408,503     11,604,506     2,714,478     548,050

NET ASSETS
  Beginning of period ......................        2,032,181       408,503           0      3,262,528       548,050           0
                                                  -----------   -----------   ---------   ------------   -----------   ---------
  End of period ............................      $ 6,471,799   $ 2,032,181   $ 408,503   $ 14,867,034   $ 3,262,528   $ 548,050
                                                  ===========   ===========   =========   ============   ===========   =========

*  Became available on June 30, 1997 (Note 1)



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A13

                                                            SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                   AMERICAN
               JANUS ASPEN                                  MFS                                    CENTURY
                 GROWTH                                   EMERGING                                    VP
                PORTFOLIO*                             GROWTH SERIES                                VALUE*
--------------------------------------   ----------------------------------------   -------------------------------------
    1999          1998         1997          1999          1998          1997          1999          1998         1997
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------
$    (27,862)  $    37,177   $    (553)  $    (63,390)  $   (16,723)  $      (483)  $     5,175   $    (1,935)     $ (371)
      42,800        35,736           0              0        57,356             0       254,685        37,021           0

     967,207        82,695     (43,819)     4,379,704       705,856        (8,124)     (180,693)       (4,083)          0

   3,145,569       455,645           0      4,577,759       329,413        55,064      (236,903)       (3,206)      4,263
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------


   4,127,714       611,253     (44,372)     8,894,073     1,075,902        46,457      (157,736)       27,797       3,892
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------


  10,318,898     2,418,661     167,622      8,690,503     2,884,035       425,611     3,324,711     1,278,357     168,974
    (133,935)       (2,766)          0       (203,531)      (10,637)            0       (12,970)       (3,346)          0
       5,698            14           0         12,824         2,886             0         2,466           106           0

    (133,244)       (4,272)          0       (149,983)   (1,472,154)           30       (72,617)       (2,912)          0

   3,891,786       340,962     207,117      5,836,315       217,538     1,719,780     1,449,853       155,288     151,959
  (1,841,631)     (370,447)    (23,479)    (1,511,977)     (549,479)      (42,152)     (616,554)     (217,397)    (19,728)
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------


  12,107,572     2,382,152     351,260     12,674,151     1,072,189     2,103,269     4,074,889     1,210,096     301,205
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------


           0       (42,971)     41,111              0       228,916       (32,310)            0        (4,098)     10,166
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------

  16,235,286     2,950,434     347,999     21,568,224     2,377,007     2,117,416     3,917,153     1,233,795     315,263

   3,298,433       347,999           0      4,494,423     2,117,416             0     1,549,058       315,263           0
------------   -----------   ---------   ------------   -----------   -----------   -----------   -----------   ---------
$ 19,533,719   $ 3,298,433   $ 347,999   $ 26,062,647   $ 4,494,423   $ 2,117,416   $ 5,466,211   $ 1,549,058   $ 315,263
============   ===========   =========   ============   ===========   ===========   ===========   ===========   =========

*  Became available on June 30, 1997 (Note 1)



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A14

                       NOTES TO FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                               DECEMBER 31, 1999



NOTE 1:   GENERAL

          Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from the purchases of Pruco Life's Variable Appreciable Life ("VAL") contracts and Pruco Life's Variable Universal Life ("VUL") contracts are invested in the Account as directed by the contract owners.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VUL contracts offer the option to invest in fifteen of these subaccounts within the Account, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL contract owners will continue to be received by the Account.


NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the
          -----------
          non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security
          ---------------------
          transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions
          ----------------------
          received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

          Receivable from (Payable to) Pruco Life Insurance Company--At times,
          ---------------------------------------------------------
          Pruco Life may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Pruco Life. The receivable and or payable does not have an effect on the Contract owner's account or the related unit value.

                                      A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUCO LIFE VARIABLE
          APPRECIABLE ACCOUNT

          The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                    PRUDENTIAL       PRUDENTIAL                     PRUDENTIAL      PRUDENTIAL
                                                      MONEY         DIVERSIFIED     PRUDENTIAL      FLEXIBLE       CONSERVATIVE
                                                      MARKET           BOND           EQUITY         MANAGED        BALANCED
                                                    PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   ------------    ------------   ------------   --------------    ------------
          Number of shares (rounded):                35,286,108       7,123,868      29,950,787      66,686,060      39,344,054
          Net asset value per share                $      10.00    $      10.95   $       28.90  $        17.64    $      15.36
          Cost:                                    $352,861,083    $ 77,108,157   $ 668,536,559  $1,042,854,501    $552,783,183

                                                     PRUDENTIAL     PRUDENTIAL      PRUDENTIAL
                                                     HIGH YIELD       STOCK          EQUITY        PRUDENTIAL       PRUDENTIAL
                                                       BOND           INDEX          INCOME          GLOBAL         JENNISON
                                                     PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                   ------------    ------------   ------------   --------------    ------------
          Number of shares (rounded):                10,799,793       8,363,336       5,275,446       6,054,096       5,496,124
          Net asset value per share                $       7.52    $      44.45   $       19.52  $        30.98    $      32.39
          Cost:                                    $ 82,299,164    $239,275,544   $  96,217,690  $  133,251,383    $133,592,098

                                                  T. ROWE PRICE                       JANUS           MFS
                                                  INTERNATIONAL      AIM V.I.         ASPEN         EMERGING         AMERICAN
                                                      STOCK           VALUE          GROWTH          GROWTH         CENTURY VP
                                                    PORTFOLIO         FUND          PORTFOLIO        SERIES           VALUE
                                                   ------------    ------------   ------------   --------------    ------------
          Number of shares (rounded):                   339,905         443,792         580,497         686,944         918,691
          Net asset value per share                $      19.04    $      33.50   $       33.65  $        37.94    $       5.95
          Cost:                                    $  5,677,601    $ 13,735,124   $  15,932,505  $   21,100,411    $  5,702,057

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                    SUBACCOUNTS
                                                   ----------------------------------------------------------------------------
                                                    PRUDENTIAL       PRUDENTIAL                    PRUDENTIAL       PRUDENTIAL
                                                      MONEY         DIVERSIFIED    PRUDENTIAL       FLEXIBLE       CONSERVATIVE
                                                      MARKET           BOND          EQUITY         MANAGED          BALANCED
                                                    PORTFOLIO        PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                   ------------    ------------   ------------   --------------    ------------
          Contract Owner Units Outstanding
            (VAL - rounded):...................      24,005,606      22,325,516    104,669,108      228,032,365     142,916,141
          Unit Value (VAL).....................    $    2.01098    $    2.99334   $    8.06306   $      5.10277    $    4.13896
                                                   ------------    ------------   ------------   --------------    ------------
          Contract Owner Equity (VAL)..........    $ 48,274,794    $ 66,827,860   $843,953,297   $1,163,596,713    $591,524,192
                                                   ------------    ------------   ------------   --------------    ------------

          Contract Owner Units Outstanding
            (VUL - rounded):...................     265,035,413       9,873,231     14,119,106        9,153,352       9,520,853
          Unit Value (VUL).....................    $    1.14883    $    1.13250   $    1.52066   $      1.37891    $    1.33701
                                                   ------------    ------------   ------------   --------------    ------------
          Contract Owner Equity (VUL)..........    $304,480,633    $ 11,181,434   $ 21,470,360   $   12,621,649    $ 12,729,475
                                                   ------------    ------------   ------------   --------------    ------------
          TOTAL CONTRACT OWNER EQUITY..........    $352,755,427    $ 78,009,294   $865,423,657   $1,176,218,362    $604,253,667
                                                   ============    =============  =============  ==============    ============

                                      A16

                                                                              SUBACCOUNTS (CONTINUED)
                                                   ----------------------------------------------------------------------------
                                                    PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                                    HIGH YIELD         STOCK         EQUITY        PRUDENTIAL       PRUDENTIAL
                                                      BOND             INDEX         INCOME         GLOBAL           JENNISON
                                                    PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Units Outstanding
            (VAL - rounded): ....................    13,118,467      37,436,327      18,598,933      19,809,214      35,619,066
          Unit Value (VAL).......................  $    2.48308    $    6.20254   $     4.70908  $      2.58864    $    3.60270
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Equity (VAL)............  $ 32,574,203    $232,200,315   $  87,583,865  $   51,278,924    $128,324,808
                                                   ------------    ------------   -------------  --------------    ------------

          Contract Owner Units Outstanding
            (VUL - rounded): ....................    42,337,281      68,982,698      10,176,876      68,443,657      20,010,619
          Unit Value (VUL).......................  $    1.14763    $    2.02405   $     1.51100  $      1.99111    $    2.49462
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Equity (VUL)............  $ 48,587,534    $139,624,430   $  15,377,260  $  136,278,850    $ 49,918,890
                                                   ------------    ------------   -------------  --------------    ------------
          TOTAL CONTRACT OWNER EQUITY............  $ 81,161,737    $371,824,745   $ 102,961,125  $  187,557,774    $178,243,698
                                                   ============    ============   =============  ==============    ============

                                                                              SUBACCOUNTS (CONTINUED)
                                                  -----------------------------------------------------------------------------
                                                  T. ROWE PRICE                       JANUS           MFS
                                                  INTERNATIONAL       AIM V.I.        ASPEN         EMERGING        AMERICAN
                                                      STOCK            VALUE         GROWTH          GROWTH         CENTURY VP
                                                    PORTFOLIO          FUND         PORTFOLIO        SERIES           VALUE
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Units Outstanding
            (VAL - rounded): ....................           N/A             N/A             N/A             N/A             N/A
          Unit Value (VAL).......................           N/A             N/A             N/A             N/A             N/A
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Equity (VAL)............           N/A             N/A             N/A             N/A             N/A
                                                   ------------    ------------   -------------  --------------    ------------

          Contract Owner Units Outstanding
            (VUL - rounded): ....................     4,629,658       8,254,465       9,400,747      10,136,217       4,823,099
          Unit Value (VUL).......................  $    1.39790    $    1.80109   $     2.07789  $      2.57124    $    1.13334
                                                   ------------    ------------   -------------  --------------    ------------
          Contract Owner Equity (VUL)............  $  6,471,799    $ 14,867,034   $  19,533,719  $   26,062,647    $  5,466,211
                                                   ------------    ------------   -------------  --------------    ------------
          TOTAL CONTRACT OWNER EQUITY............  $  6,471,799    $ 14,867,034   $  19,533,719  $   26,062,647    $  5,466,211
                                                   ============    ============   =============  ==============    ============

NOTE 5:   CHARGES AND EXPENSES

          A.  Mortality Risk and Expense Risk Charges

              The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied daily against the net assets representing equity of VAL and VUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

          B.  Deferred Sales Charge

              A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.  Partial Withdrawal Charge

              A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.  Expense Reimbursement

              Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

          E.  Cost of Insurance and Other Related Charges

              Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes; (2) sales charges which are deducted in order to compensate

                                      A17

               Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                                          SUBACCOUNTS
                                  -------------------------------------------------------------------------------------------
                                                  PRUDENTIAL                                      PRUDENTIAL
                                                 MONEY MARKET                                  DIVERSIFIED BOND
                                                   PORTFOLIO                                       PORTFOLIO
                                  ------------------------------------------     --------------------------------------------
                                       1999          1998            1997            1999            1998            1997
                                  -----------    -----------      ----------      ----------       ---------       ----------
          Contract Owner
            Contributions:        688,439,469    498,180,793      29,773,083      18,867,479       9,113,632       3,976,684

          Contract Owner
            Redemptions:         (501,235,815)  (423,252,123)    (30,480,425)    (13,957,645)     (7,079,685)     (5,177,102)

                                                                    SUBACCOUNTS (CONTINUED)
                                  -------------------------------------------------------------------------------------------
                                                  PRUDENTIAL                                      PRUDENTIAL
                                                    EQUITY                                      FLEXIBLE MANAGED
                                                   PORTFOLIO                                       PORTFOLIO
                                  ------------------------------------------     --------------------------------------------
                                       1999          1998            1997            1999            1998            1997
                                  -----------     ----------      ----------      ----------      ----------      -----------
          Contract Owner
            Contributions:         17,583,983     18,906,117      16,279,305      18,092,420      25,741,091      28,250,561

          Contract Owner
            Redemptions:          (21,980,273)   (20,093,393)    (18,324,622)    (33,917,508)    (36,167,230)    (40,903,219)

                                                                    SUBACCOUNTS (CONTINUED)
                                  -------------------------------------------------------------------------------------------
                                                  PRUDENTIAL                                      PRUDENTIAL
                                             CONSERVATIVE BALANCED                              HIGH YIELD BOND
                                                   PORTFOLIO                                       PORTFOLIO
                                  ------------------------------------------      -------------------------------------------
                                       1999          1998            1997            1999            1998            1997
                                  -----------     ----------      ----------      ----------      ----------       ----------
          Contract Owner
            Contributions:         14,980,379     18,420,856      18,585,299      11,122,173      44,158,742       4,131,802

          Contract Owner
            Redemptions:          (22,112,313)   (23,069,969)    (26,481,934)     (9,085,397)     (7,229,637)     (4,240,015)

                                                                    SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                  PRUDENTIAL                                      PRUDENTIAL
                                                  STOCK INDEX                                    EQUITY INCOME
                                                   PORTFOLIO                                       PORTFOLIO
                                  ------------------------------------------      ------------------------------------------
                                     1999           1998             1997            1999            1998            1997
                                  -----------    -----------      ----------      ----------      ----------       ---------
          Contract Owner
            Contributions:        108,072,695    120,829,432      13,730,033      10,044,553      14,537,433       8,191,055

          Contract Owner
            Redemptions:          (81,305,298)   (76,717,334)     (7,373,719)     (8,957,622)     (8,866,254)     (4,945,056)

                                      A18

                                                                    SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                  PRUDENTIAL                                      PRUDENTIAL
                                                    GLOBAL                                         JENNISON
                                                   PORTFOLIO                                       PORTFOLIO
                                  ------------------------------------------     -------------------------------------------
                                     1999            1998            1997           1999            1998             1997
                                  -----------     ----------       ---------     -----------     -----------       ---------
          Contract Owner
            Contributions:        114,173,237     43,728,816       6,841,694     204,117,698     132,450,542       9,601,165

          Contract Owner
            Redemptions:          (82,857,290)    (6,235,706)     (4,372,292)   (175,266,138)   (119,371,798)     (3,617,614)

                                                                    SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                 T. ROWE PRICE                                     AIM V.I.
                                              INTERNATIONAL STOCK                                    VALUE
                                                  PORTFOLIO*                                         FUND*
                                  ------------------------------------------      ------------------------------------------
                                     1999            1998             1997           1999            1998             1997
                                  -----------    -----------       ---------      ----------       ---------         -------
          Contract Owner
            Contributions:         46,454,627    171,490,487       2,496,937      19,310,773       2,310,710         535,143

          Contract Owner
            Redemptions:          (43,751,608)  (170,009,856)     (2,048,705)    (13,395,423)       (467,027)        (39,711)

                                                                    SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------------------------------------------------------
                                                                                                      MFS
                                                     JANUS                                         EMERGING
                                                 ASPEN GROWTH                                       GROWTH
                                                  PORTFOLIO*                                        SERIES*
                                  ------------------------------------------      ------------------------------------------
                                     1999             1998           1997            1999           1998              1997
                                  -----------      ---------       ---------      ----------     -----------       ---------
          Contract Owner
            Contributions:         12,731,721      3,889,309       1,778,211      55,426,917     127,030,308       8,307,260

          Contract Owner
            Redemptions:           (5,602,997)    (1,940,522)     (1,452,996)    (48,361,164)   (125,888,906)     (6,378,197)

                                            SUBACCOUNTS (CONTINUED)
                                  ------------------------------------------
                                                   AMERICAN
                                                    CENTURY
                                                   VP VALUE*
                                  ------------------------------------------
                                     1999            1998              1997
                                  -----------      ---------         -------
          Contract Owner
            Contributions:          6,373,133      1,359,801         295,651

          Contract Owner
            Redemptions:           (2,897,228)      (288,508)        (19,750)

          * Became available on June 30, 1997 (Note 1)

NOTE 9:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 1999 were as follows:

                                       PRUDENTIAL      PRUDENTIAL                      PRUDENTIAL     PRUDENTIAL
                                          MONEY        DIVERSIFIED     PRUDENTIAL       FLEXIBLE     CONSERVATIVE
                                         MARKET           BOND           EQUITY          MANAGED       BALANCED
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                     -------------   -------------   -------------   -------------   -------------
          Purchases ................ $ 720,067,352   $  19,358,925   $  21,839,746   $   8,240,674   $  11,063,685
          Sales .................... $(508,093,105)  $ (17,697,681)  $ (99,217,802)  $(106,931,529)  $ (55,486,919)

                                      A19

                                       PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
                                       HIGH YIELD         STOCK          EQUITY        PRUDENTIAL     PRUDENTIAL
                                          BOND            INDEX          INCOME          GLOBAL        JENNISON
                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                     -------------   -------------   -------------   -------------   -------------
          Purchases...............   $  10,850,647   $ 179,194,348   $   9,122,543   $ 162,902,272   $ 387,122,376
          Sales...................   $ (12,909,639)  $(122,360,595)  $ (17,197,837)  $(121,603,611)  $(315,252,640)

                                      T. ROWE PRICE                       JANUS            MFS
                                      INTERNATIONAL     AIM V.I.          ASPEN         EMERGING       AMERICAN
                                          STOCK           VALUE          GROWTH          GROWTH       CENTURY VP
                                       PORTFOLIO*         FUND*        PORTFOLIO*        SERIES*        VALUE*
                                     -------------   -------------   -------------   -------------    ------------
          Purchases...............   $  49,617,427   $  29,344,954   $  19,133,903   $  91,936,007    $  7,437,393
          Sales...................   $ (46,865,263)  $ (20,118,056)  $  (7,080,752)  $ (79,325,246)   $ (3,384,211)

          * Became available on June 30, 1997 (Note 1)

NOTE 10:  RELATED PARTY TRANSACTIONS

          Prudential has purchased multiple individual VUL contracts of the Account insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were $267.9 million in net premium payments directed to the Account for the year ended December 31, 1999. At December 31, equity of contract owners included $526.1 million owned by Prudential in the Money Market, Stock Index, High Yield and Global subaccounts.

                                      A20

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Variable Universal Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series and American Century VP Value) of the Variable Universal Life Subaccounts of the Pruco Life Variable Appreciable Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended (for each of the two years ended December 31, 1999 and December 31, 1998 and for the period June 30, 1997 through December 31, 1997 for T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series and American Century VP Value), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York

March 17, 2000

                                      A21

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

Variable Universal Life
Insurance

Variable Universal Life is issued by Pruco Life
Insurance Company, 213 Washington Street,
Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street,
Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America,
751 Broad Street, Newark, NJ 07102-3777.











[GRAPHIC OMITTED]


Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255



VUL-1 Ed. 5/2000 CAT# 64M9743

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15,
1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 89 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  PricewaterhouseCoopers LLP
  2.  Clifford E. Kirsch, Esq.
  3.  Ching-Meei Chang, MAAA, FSA

The following exhibits:
-----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A.  (1)   (a)  Resolution of Board of Directors of Pruco Life Insurance
                    Company establishing the Pruco Life Variable Appreciable
                    Account. (Note 3)
               (b)  Amendment of Separate Account Resolution. (Note 8)
          (2)  Not Applicable.
          (3)  Distributing Contracts:
               (a)  Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 3)
               (b)  Proposed form of Agreement between Pruco Securities
                    Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)
               (c)  Schedules of Sales Commissions. (Note 5)
               (d)  Participation Agreements.
                    (i)   AIM Variable Insurance Funds, Inc., AIM V.I. Value
                    Fund. (Note 8)
                    (ii)  American Century Variable Portfolios, Inc., VP Value
                    Portfolio. (Note 8)
                    (iii) Janus Aspen Series, Growth Portfolio. (Note 8)
                    (iv)  MFS Variable Insurance Trust, Emerging Growth Series.
                    (Note 8)
                    (v)   T. Rowe Price International Series, Inc.,
                    International Stock Portfolio. (Note 8)
          (4)  Not Applicable.
          (5)  Variable Universal Life Insurance Contract: (Note 3)
          (6)  (a)  Articles of Incorporation of Pruco Life Insurance Company,
                    as amended October 19, 1993. (Note 3)
               (b)  By-laws of Pruco Life Insurance Company, as amended May 6,
                    1997. (Note 9)
          (7)  Not Applicable.
          (8)  Not Applicable.
          (9)  Not Applicable.
          (10) (a)  Application Form. (Note 3)
               (b)  Supplement to the Application. (Note 2)
          (11) Form of Notice of Withdrawal Right. (Note 5)

          (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3
               (T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 10)
          (13) Available Contract Riders and Endorsements:
               (a) Rider for Payment of Premium Benefit Upon Insured's Total Disability. (Note 3)
               (b)  10 Year Level Premium Term Rider on Insured.  (Note 5)
               (c)  10 Year Level Premium Term Rider on Spouse.  (Note 5)
               (d)  Annually Renewable Term Rider on Insured.  (Note 5)
               (e)  Children's Rider.  (Note 5)
               (f)  Living Needs Benefit Rider
                   (i)  for use in Florida.  (Note 3)
                   (ii) for use in all approved jurisdictions except Florida.
                        (Note 3)

  2. See Exhibit 1.A.(5).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

  7. Powers of Attorney:
     (a) William M. Bethke, Ira J. Kleinman, Esther H. Milnes, I. Edward Price (Note 6)
     (b)  Kiyofumi Sakaguchi  (Note 4)
     (c)  James J. Avery, Jr.  (Note 8)
     (d)  Dennis G. Sullivan (Note 7)

     (e)  David R. Odenath, Jr. (Note 11)


(Note 1)  Filed herewith.
(Note 2) Incorporated by reference to Post-Effective Amendment No. 11 to Form S-6, Registration No. 33-38271, filed on April 28, 1998 on behalf of the Pruco Life Variable Universal Account.
(Note 3)  Incorporated by reference to Registrant's Form S-6, filed July 2,
          1996.
(Note 4) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed on April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.
(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Form S-6, filed November 25, 1996.
(Note 6) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note 7) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-1, Registration No. 33-86780, filed April 12, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.
(Note 8) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed June 25, 1997.
(Note 9) Incorporated by reference to Form 10-Q, Registration No. 033-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.
(Note 10) Incorporated by reference to Post-Effective Amendment No. 3 to
          Registrant's Form S-6, filed on April 29, 1998.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 7 to
          Form S-1, Registration No. 33-86780, filed April 10, 2000 on behalf of the Pruco Life Variable Contract Real Property Account.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 2000.

(Seal)              THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                     (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                     (Depositor)


Attest: /s/ Thomas C. Castano                   By: /s/ Esther H. Milnes
        -----------------------                     ------------------------
        Thomas C. Castano                           Esther H. Milnes
        Assistant Secretary                         President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2000.


          SIGNATURE AND TITLE
          -------------------

/s/ *
--------------------------------
Esther H. Milnes
President and Director

/s/ *
--------------------------------
Dennis G. Sullivan
Vice President and Chief
Accounting Officer

/s/ *
--------------------------------
James J. Avery, Jr.                            *By: /s/ Thomas C. Castano
Director                                            ------------------------
                                                    Thomas C. Castano
                                                    (Attorney-in-Fact)
/s/ *
--------------------------------
William M. Bethke
Director

/s/ *
--------------------------------
Ira J. Kleinman
Director

/s/ *
--------------------------------
David R. Odenath, Jr.
Director

/s/ *
--------------------------------
I. Edward Price
Director

/s/ *
--------------------------------
Kiyofumi Sakaguchi
Director

                                 EXHIBIT INDEX



1.   Consent of PricewaterhouseCoopers LLP, independent accountants.

2. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered.

3. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered.

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Variable Universal Life Subaccounts of Pruco Life Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.

PricewaterhouseCoopers LLP

New York, New York
April 24, 2000